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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number           811-06312

The Lazard Funds, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)                     (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:           (212) 632-6000

Date of fiscal year end:      12/31

Date of reporting period:     06/30/05

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds

Lazard Funds Semi-Annual Report

J U N E   3 0 ,   2 0 0 5

The Lazard Funds, Inc.

The Lazard Funds, Inc.
Investment Overviews

A Message from Lazard

The first half of 2005 witnessed a bumpy ride for global stocks, as the markets were unable to sustain a strong advance. Signs of positive economic growth and improving company earnings were generally not reflected in stock prices as a result of macroeconomic concerns that weighed on the markets. Persistent worries that high oil prices would slow economic growth continued to unnerve investors as oil prices topped $60 a barrel, driven by increased demand from China and fears over supply disruptions. Currency prices and interest rates were also at the forefront of investor concerns during the period. The sustain ability of European integration and the euro itself came under scrutiny after the rejection of the proposed European Union Constitution by Dutch and French voters. Anxiety about the prospects for the euro contributed to a rally in the U.S. dollar, which strengthened considerably, based on positive U.S. economic data and encouraging signals from the Federal Reserve regarding the interest rate hikes. Meanwhile, ten-year government bond yields hit record lows in Germany, Sweden, and Switzerland, amid worries that the global economy’s expansion may slow. Overall, this six-month period seemed to be a case study in the extreme difficulty of predicting the markets’ short-term performance. It seemed that every piece of good news was often followed by a high-profile disappointment.

Over the first six months of 2005, the S&P 500® Index declined 0.81%, the Russell 2000® Index fell 1.25%, the Morgan Stanley Capital International (MSCI®) Europe, Australasia, and Far East (EAFE®) Index fell 1.17%, and the MSCI Emerging Markets (EM®) Index gained 6.0%.

Our Outlook for Global Equities

The uncertainties of the short-term direction of the global stock markets notwithstanding, we remain optimistic about the longer-term prospect for global equity returns. Global economic activity remains solid, the increase in U.S. short-term rates are being well digested by the marketplace and, most importantly, earnings growth continues. Valuations within large companies are at historical discounts as compared to the small-cap sector, and large-cap companies are exhibiting attractive cash flow and dividend yields to support these valuations. In our opinion, these companies have solid competitive positions and the ability to generate consistent returns on capital. In the United States, we have seen large-cap stocks begin to outperform, and we believe that this trend may spread globally. Correspondingly, we believe that our approach to equity investment—seeking high quality, financially productive companies at low valuations—should prove beneficial for long-term investors. Our outlook for emerging markets equities is also optimistic, as evidence suggests that emerging markets shares remain undervalued in comparison to those of developed countries. Seldom have so many emerging markets countries had growth-friendly political and economic structures in place. There is strong global demand for their exports, as well as growing domestic demand due to relatively low interest rates.

From an economic perspective, there are signs that the global economy is well positioned for an upturn. Although higher oil prices have taken their toll, we believe that global growth should reach more than 4% this year. It is our view that the global growth scenario that began in the late 1980s is proceeding at a healthy pace. In our opinion, this multi-decade phenomena should continue to fuel the improved financial health and earnings growth of corporations around the globe.

We believe that U.S. economic growth should range between 3.5% and 4%, although corporate profitability may be tested, as the slack in the labor market gradually dissipates and productivity gains and debt service savings become exhausted. Returns on equity appear to have stabilized, recovering from the down period of 2002. Although Canada’s economy was quite weak at the end of last year and the beginning of 2005, we believe it is back on track and able to grow by 2.6% this year and 3% next year. In Europe, it has been estimated that the 10% decline in the euro against the dollar for the year to date could add up to 5% to earnings growth, as exports rise and competing imports become more expensive. In Japan, there is cautious optimism regarding the sustainability of its long-awaited recovery. Corporate pricing power appears to be improving, which raises the question of whether the Bank of Japan will abandon its ultra-accommodative monetary policy (with interest rates virtually at zero). Recent data revealed strength in China’s industrial output, which was up

The Lazard Funds, Inc.
Investment Overviews (continued)

16.6%, year over year, in May. Despite concerns over a weakening in energy production, it is too early to predict its potential impact on China’s business cycle expansion. The Australian economy is in its fourteenth year of expansion and has grown more than 3% for each of the last two years. The Reserve Bank of Australia has tightened monetary policy in order to slow the economy and stave off inflation. As a result, Australia’s growth is expected to slow to 2.5% this year.

We maintain our view that this is a stock picker’s market rather than one that favors sector rotation or other short-term timing strategies. With the possible exception of energy, we do not see excessive over or under valuations between sectors or industries. Valuation levels between domestic and international stocks have narrowed, but stock selection overseas remains a critical prerequisite to success. We believe that market leadership is likely to be more narrow than in previous cycles, with only the highest quality and most attractively valued companies delivering outperformance. For these reasons, we believe that good stock selection and proper portfolio construction will be paramount to managing risk and garnering positive portfolio returns.

Equity Markets Overview

For the first six months of 2005, global markets drifted sideways, due to concerns regarding rising oil prices and signs of slowing economic growth. During the Federal Open Market Committee meeting in March, the U.S. Federal Reserve cited increasing inflationary pressure and evidence of pricing power, which led investors to believe that more aggressive monetary tightening might lie ahead. This renewed fear of inflation hurt the more cyclical stocks, especially commodity producers. Also in March, declines in retail sales and industrial production caused Japanese stocks to fall. Through the end of March, most Asian markets lagged modestly, as did the United States, while Europe outperformed.

After falling sharply in April, global equity markets rebounded modestly in May and June. Currency and oil prices were at the forefront of investor concerns. After the Dutch and French voters soundly rejected the proposed E.U. Constitution, the sustainability of European integration and the euro itself were called into question. The call for German elections in the fall also added to the uncertainty in Europe. These factors led to a weakening in the euro, reversing a trend that began in the first quarter of 2000, and contributed to the strengthening of the U.S. dollar brought on by positive economic data and encouraging signals regarding the interest rate hikes. Falling bond yields in June outweighed concerns that record oil prices would slow economic growth and hurt corporate earnings. Also in June, the Bank of England voted to hold the benchmark interest rate at 4.75%, although two members voted to cut rates, underscoring increased anxiety regarding signs of faltering growth in the U.K. economy. In Japan, the government unexpectedly cut its estimate for first quarter economic growth due to sluggish export demand from overseas. Higher oil prices are one factor attributed to the global markets’ lackluster performance. Oil prices continued to climb over the first six months of the year, creating concern regarding supply levels being maintained. Demand for oil remained strong, particularly in China, as the government tries to sustain high economic growth rates.

Global stocks finished the first six months of the year with a small negative return. European markets were the best performers regionally, amid optimism that companies dependent on U.S. sales would benefit from the dollar’s advance. Although Japanese stocks moved lower, other Asia-Pacific markets performed well over the period. Small-cap stocks continued their outperformance of large-cap stocks. From a sector perspective, energy stocks were the best performers. Utility stocks also rose as investors sought higher dividend yields. Materials, industrials, and consumer discretionary stocks underperformed, reflecting concern that slower global economic growth may curtail demand.

After a solid but volatile first quarter, emerging markets enjoyed a broad-based rally in the second quarter as they continued to outperform the developed markets. As measured by the MSCI EM Index, emerging markets have posted four consecutive quarters of positive returns and have gained 6% for the year to date. Volatility continues to be low, and investor risk appetite remains high. Investment banks have continued to be extremely active with IPOs and share placements. As evidence of the broadening of this opportunity set for investors,

The Lazard Funds, Inc.
Investment Overviews (continued)

MSCI added nearly 100 companies to its Emerging Markets Index during May.

Fixed-Income Markets Overview

Over the first six months of the year, the flattening of the yield curve continued with shorter-term interest rates rising more than longer-term rates (ten years and longer). This flattening indicated growing confidence by market participants that the U.S. economic expansion was on a firm footing, having weathered the surge in energy costs, reduced fiscal stimulus, and a less accommodative monetary policy. This move also signaled the outlook for tighter monetary policy in the near term, potentially reducing longer-term inflation risk. Demand for longer-duration bonds from yield-hungry investors also helped push down interest rates on longer-maturity issues. By the end of June, the U.S. Federal Reserve had raised short-term rates to 3.25% and was one of the world’s few central banks in a tightening mode. However, reports of mixed, but weaker, economic data emerged by the end of the second quarter, raising new doubt about the forthcoming pace of Fed rate hikes.

During the period, credit spreads widened as market participants discounted higher credit risk. Credit spreads finally stabilized by the end of May, reflecting a more appropriate “risk premium” after the March and April fall out inspired by the downgrade of General Motor’s debt to junk status, and speculation that a hedge fund group had endured heavy losses by, simultaneously taking a long position in GM bonds and a short position in the automakers stock. Based on fears of a softer economy, high yield credit spreads also widened, ending the period higher than where they began in January.

We believe interest rates are likely to remain in a lower range compared to previous interest-rate cycles, and yield curves will be biased to flatten with a continuing bid for long-maturity bonds. Our view is that the U.S. Federal Reserve will continue to focus on domestic fundamentals, but must increasingly take into account the overall global macroeconomic environment, and the impact of global capital flows (“Greenspan’s conundrum”).

Lazard Equity Portfolio and
Lazard U.S. Strategic Equity Portfolio

For the six months ended June 30, 2005, Lazard Equity Portfolio’s Institutional Shares posted a total return of (0.94)%, while Open Shares posted a total return of (1.12)%; Lazard U.S. Strategic Equity Portfolio’s Institutional Shares posted a total return of 0.00%, while Open Shares posted a total return of (0.20)%, as compared with the (0.81)% return of the S&P 500 Index.

The year began with the U.S. markets declining in January, followed by a rebound in February. In March, renewed inflation fears caused the U.S. markets to again decline, impacting more cyclical stocks, especially commodity producers. The markets fell sharply in mid-April based on news of disappointing March retail sales and a widening U.S. trade deficit. After rebounding in May and June, the U.S. markets ended the first six months of the year slightly negative. Large-cap stocks outperformed small-cap stocks over the period, signaling a possible turning point after several years of small cap outperformance. From a sector perspective, energy was the best performer, although defensive stocks, such as those in health care and utilities, also did well. Materials, industrials, and consumer discretionary stocks lagged, reflecting concern that slowing economic growth may curtail demand. Transportation stocks also underperformed, as the price of oil rose.

Equity Portfolio benefited from an overweight position in energy, as this sector greatly outperformed the overall market due to rising oil prices. Stock selection in consumer discretionary detracted from performance as media stock holdings, such as News Corp. and Tribune, declined. Stock selection in technology detracted from performance as Avaya fell due to a lack of significant improvement in corporate spending. However, Avaya has significant market share in VOIP (voice over internet protocol) and we believe that it should benefit from the adoption of this technology as companies transition to VOIP telephone service in order to reduce costs.

U.S. Strategic Equity Portfolio benefited from stock selection in telecommunications as Alltel announced that it would acquire Western Wireless, creating the fifth largest U.S. mobile carrier. Stock selection in consumer staples benefited the Portfolio as Dean Foods rose steadily over the six-month period. The company reported better-than-expected first quarter earnings in May as sales increased, and the company was able to pass higher costs on to its customers. The company also announced that its efforts to spin off

The Lazard Funds, Inc.
Investment Overviews (continued)

its specialty foods business are progressing as planned. The Portfolio’s overweight position in consumer discretionary, particularly media, detracted from performance as shares of Westwood One declined sharply in the period due to the market’s negative view on the radio advertising cycle.However, in May, the company announced earnings in line with estimates, and initiated a 2.2% dividend as well as an additional $300 million share buyback.

Emboldened by the accommodative monetary policy of most major economies, investors have aggressively embraced risk over the last two years. However, as the U.S. Federal Reserve continues to raise interest rates, we believe that investors’ risk tolerance should moderate, encouraging them to rotate into higher quality companies. In our opinion, the Portfolios are well positioned for such a rotation.

Lazard Mid Cap Portfolio

For the six months ended June 30, 2005, Lazard Mid Cap Portfolio’s Institutional Shares posted a total return of 1.82%, while Open Shares posted a total return of 1.68%, as compared with the 3.92% return of the Russell Midcap® Index.

U.S. markets whipsawed during the first quarter, as declines in January were erased by a rebound in February, before the markets declined further in March. In this environment, small-cap stocks under-performed large-caps, while mid-cap stocks outperformed both small- and large-caps stocks. During the second quarter, small- and mid-cap stocks outperformed large-cap stocks. However, for the year-to-date, mid-cap stocks have outperformed small- and large-cap stocks. From a sector perspective, energy, utility and health care stocks were among the best performers during the first six months of the year, while materials, industrials, and technology lagged.

The Portfolio benefited from stock selection in telecommunications, as Alltel announced that it would acquire Western Wireless, creating the fifth largest U.S. mobile carrier. Stock selection in consumer discretionary detracted from performance, as shares in Lear Corporation fell following production cuts by General Motors, a major customer. However, we believe that its valuation remains attractive. Shares of Westwood One declined sharply in the period due to the market’s negative view on the radio advertising cycle. However, in May, the company announced earnings in line with estimates, and initiated a 2.2% dividend as well as an additional $300 million share buyback. An underweight position in utilities detracted from returns, as this defensive sector was one of the best performers for the year. In particular, utilities with exposure to the price of oil benefited from its sharp rise year-to-date.

Emboldened by the accommodative monetary policy of most major economies, investors have aggressively embraced risk in many forms over the last two years. However, as the U.S. Federal Reserve continues to raise interest rates, we believe that investors’ risk tolerance should moderate, encouraging them to rotate into higher quality companies. In our opinion, the Portfolio is well positioned for such a rotation.

Lazard Small Cap Portfolio

For the six months ended June 30, 2005, Lazard Small Cap Portfolio’s Institutional Shares posted a total return of (0.27)%, while Open Shares posted a total return of (0.43)%, as compared with the (1.25)% return of the Russell 2000 Index.

After posting a negative return in the first quarter, U.S. small-cap markets rallied in the second quarter to post a 4.3% return, as measured by the Russell 2000 Index. However, that gain was largely contributed by the defensive sectors, such as energy, utilities, and real estate investment trusts (REITs). As in the first quarter, the larger names with better financial return profiles performed appreciably better than the more speculative elements within small-cap, such as stocks under $250 million in capitalization, stocks priced under $5, and non-earners. Overall, continued concerns over a slowing economic environment, as well as uncertainty surrounding further Fed tightenings, has served to quell the more speculative elements within the small-cap marketplace. For the year-to-date, the technology and materials/processing sectors were the biggest detractors.

During the first six months of the year, the Portfolio benefited from stock selection in the consumer discretionary, industrials and health care sectors. Within the consumer discretionary sector, the Portfolio benefited from shares in Tractor Supply Corporation, an operator of retail stores serving the farm and ranch community. In the industrial sector, the Portfolio benefited from shares in Roper

The Lazard Funds, Inc.
Investment Overviews (continued)

Industries, which has interests in general industrial, energy and radio frequency identification (RFID) end markets. In health care, shares of Beverly Enterprises rose, after the company received a takeover bid at a price that was 25% above prior trading levels. We used this opportunity to sell our shares, as the stock had become fairly valued compared to its peers.

The Portfolio’s first half results were negatively impacted by an overweight position in technology and by stock selection in energy. We believe that technology shares stand to benefit from a broader-based resumption of IT spending following corporations’ intense focus on preparing for Sarbanes-Oxley requirements. Given their moribund performance over the last 12 months, we believe that many technology shares are attractively valued and have managements that are more proactive about right-sizing their businesses to current conditions and/or returning excess or idle cash to shareholders. Stock selection in the energy sector hurt results, as the Portfolio’s energy holdings did not appreciate as much as many other stocks in this group. However, an overweight position in energy did serve to mitigate some of this underperformance.

Small-cap valuations continue to hover around longer-term averages relative to large-cap valuations. Thus, we believe that small-cap share price appreciation during the first six months of the year may largely be a result of earnings-driven successes, rather than the continued multiple expansion of the past few years. In this environment, we believe that our focus on stock selection should serve to generate solid investment results as compared to those of the overall small-cap indices.

Lazard International Equity Portfolio and
Lazard International Equity Select Portfolio

For the six months ended June 30, 2005, Lazard International Equity Portfolio’s Institutional Shares posted a total return of (2.40)%, while Open Shares posted a total return of (2.55)%; Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of (1.60)%, while Open Shares posted a total return of (1.86)%, as compared with the (1.17)% return of the MSCI EAFE Index.

After a strong year-end rally in international equities, 2005 began with the markets weakening in January, followed by a rebound in February. International stocks fell again in both March and April, due to rising oil prices and signs of slowing economic growth. Despite a failure to ratify the E.U. Constitution and the resulting decline of the euro, the markets recovered in May and June. The rebound was attributed to lower interest rates, as ten-year government bond yields hit record lows in Germany, Sweden, and Switzerland, amid worries that the global expansion may slow. Small-cap stocks continued to outperform large-cap stocks over the six-month period. From a sector perspective, energy and utility stocks were among the best performers, while telecommunications and technology stocks lagged. European markets were the best performers regionally, amid optimism that companies dependent on U.S. sales would benefit from the dollar’s advance.

International Equity Portfolio benefited from stock selection in the consumer discretionary sector as automakers, such as Volkswagen and Porsche, performed well. Porsche is benefiting from increased sales in the U.S., while Volkswagen was boosted by the expectation of an aggressive restructuring plan to improve profitability. Technology was also a positive contributor, as Nokia shares rebounded. Stock selection in financials detracted from returns as shares in UK banks, such as Royal Bank of Scotland and Barclays, weakened after the Bank of England raised short term interest rates, and signs of deteriorating credit quality emerged. However, these companies have generated positive return-on-equity in a variety of macroeconomic environments and we believe that valuations are attractive versus historical norms.

International Equity Select Portfolio benefited from stock selection in the consumer discretionary sector, as Vivendi profited from an improvement in their video game business and the rebound in music sales after a few years of declines. Richemont also performed well as demand for luxury goods remained robust. Technology was also a positive contributor to performance as Nokia rebounded. The company is regaining share in the European handset market and is reducing research and development spending to improve profitability. Stock selection in financials detracted from returns as Barclays, a U.K. bank, weakened after the Bank of England raised short-term interest rates, and signs of deteriorating credit quality emerged. Nomura Holdings also declined in the face of intensifying competitive pressures.

The Lazard Funds, Inc.
Investment Overviews (continued)

However, Nomura is aggressively buying back stock, and its valuation is at the low end of its historical range. An underweight position in utilities also hurt performance as this was one of the best-performing sectors during the period.

The dramatic outperformance of smaller stocks over the past five years has been a headwind for both Portfolios due to their focus on high-quality, large-cap companies with good competitive positions and positive returns on capital. However, we believe that signs of a reversal in the capitalization cycle have emerged, as the tighter monetary policy of the U.S. Federal Reserve dampens investor risk tolerance. Larger stocks have begun to outperform in the U.S., and we believe that this trend may spread internationally due to the lower valuations and the higher return on equity of larger stocks. In our opinion, the Portfolios are well positioned for such a rotation in the markets.

Lazard International Small Cap Portfolio

For the six months ended June 30, 2005, Lazard International Small Cap Portfolio’s Institutional Shares posted a total return of 1.40%, while Open Shares posted a total return of 1.30%, as compared with the 4.55% return of the MSCI EAFE Small Cap Index.

International small caps had a solid start to the year, continuing the strong momentum in the small cap sector that began just over two years ago. This positive performance occurred despite a number of negative macro factors, including rising commodity prices (most notably oil), a rising interest rate environment in the United States, and stagnant growth in a number of the larger European economies. In the second quarter, international markets were up modestly. After falling sharply in April, the markets steadily recovered through the end of the quarter, in local currency terms.

The Portfolio had a positive first half of 2005, but was unable to keep up with the strong performance of the Index. Stock selection lagged in both geographic and sector terms. Japan was the main country detractor, while financials and consumer discretionary were the underperforming sectors. Greece, and the health care sector, contributed positively for the half year. Currencies also hurt performance, as the Portfolio was negatively impacted by an overweight position in euro-denominated securities, and thus, their underweight position in the Japanese yen.

One of our long-time holdings, Neopost, the French manufacturer of franking equipment, was a positive performer for over the six month period. When the company announced that organic sales growth was accelerating and that margins were expanding, the capital markets sent the stock higher. Additionally, the shares were further propelled by the announcement of an increased dividend and of a special dividend, as the company is using its strong balance sheet to reward its shareholders. We are pleased that the market is realizing the quality of Neopost’s business.

The Portfolio also benefited from one of its new Japanese positions, Chiyoda Corp. Shares of the engineering company, which specializes in liquefied natural gas (LNG) plant production, performed well as additional LNG contracts were announced in late February for both Exxon-Mobil and Royal Dutch Shell. Chiyoda is one of the leading LNG plant contractors, with a 43% global market share.

However, Uniden, a Japanese manufacturer of electronic equipment, was an underperformer. The stock fell in May after the company announced earnings guidance that was below analysts’ expectations. In the last few months there has been a change in management, and the company is now signaling a change of strategy. As a result, we have lost conviction in our original investment thesis and have exited this position.

Lazard Emerging Markets Portfolio

For the six months ended June 30, 2005, Lazard Emerging Markets Portfolio’s Institutional Shares posted a total return of 9.23%, while Open Shares posted a total return of 9.32%, as compared with the 6.0% return of the MSCI EM Index.

Emerging markets equities had a solid, but volatile, first quarter of 2005. After positive gains over the first two months of the year, March witnessed a pull back due to concerns regarding the pace of interest rate increases in the United States, and its future impact on the global economy. Of the larger markets, the strongest gains occurred in South Korea, but smaller markets such as Egypt, Pakistan, and Jordan were up dramatically, as well. The lagging markets were led

The Lazard Funds, Inc.
Investment Overviews (continued)

by South Africa, followed by Malaysia, Taiwan, and India, with smaller markets, Venezuela, and Morocco, declining by an even greater percentage. Excluding South Korea, investors returned to the smaller Southeast Asian markets, in which the Philippines was the best performer. The remaining markets were mixed over the quarter, but there were newsworthy events. Most notable was Bank Negara, the Malaysian Central Bank, which announced a removal of capital controls allowing the freer movement of currency into and out of Malaysia. The hope is that these steps will lead to a free-floating currency. Eastern Europe, the Middle East, and Africa produced the largest return swings in the quarter. The only major market that fell was the South African market, which is heavily represented by commodity companies. Latin America experienced a generally positive first quarter. Brazilian equities rose even as investors became cautious, based on global demand for commodities. Of the smaller markets, Argentina was up strongly after the country concluded its debt restructuring. Venezuelan shares fell sharply during the quarter despite higher crude oil prices, as government policy has continued to concern investors.

In April, emerging markets equities fell modestly, but began to rebound materially in both May and June. By region, Latin American equities considerably outpaced markets in Asia, Eastern Europe, the Middle East and Africa. Notable features over the quarter included a continuation in the strong crude oil price and considerable strength in the U.S. dollar against many world currencies. All Latin American equity markets rose over the quarter. The biggest increases were recorded in Colombia, Mexico, and Argentina. However, the Brazilian equity market also rose significantly despite a political scandal close to President Luiz Inacio Lula de Silva. Except for the Thai and Philippine stock markets, all other Asian emerging markets witnessed increases over the quarter. Chinese shares fared well, despite the possibility of two large foreign acquisitions (Haier of Maytag and CNOOC of Unocal) that were announced during the quarter. A government-related scandal in the Philippines and signs of economic slowdown in Thailand caused profit taking in those markets. After considerable pressure in April, most markets across Eastern Europe, the Middle East, and Africa posted gains during the second quarter. Aided by positive investment flows, Egyptian equities continued to rally, and Hungarian shares moved higher due to improving economic conditions. Israeli shares were adversely affected by relatively weak economic activity. In Turkey, most stocks recovered after weakness in May, which had resulted from the market’s reaction to the unsuccessful French and Dutch votes regarding the E.U. Constitution, and a higher likelihood of a German election, both viewed as potentially destabilizing for Turkey’s E.U. entry. By sector, energy, consumer staples, information technology, and utilities outperformed the Index over the first six months. Consumer discretionary, financials, health care, industrials, materials, and telecommunication services underperformed.

Over this six-month period, good stock selection in industrials and telecom services, and in Indonesia, added value. The Portfolio also benefited from an overweight position in Egypt. In addition, both Orascom Telecom and Orascom Construction (Egypt) rose after posting positive operating trends. HM Sampoerna (Indonesia) helped performance when shares increased to the Portfolio’s target price after Philip Morris International made a bid on the company at a premium to the market price. As the stock was fully valued, it was sold from the Portfolio. Daewoo Shipbuilding shares (South Korea) also rose, as the company continues to see rising demand for LNG ships. These specialized, double-hull ships are built to hold liquefied natural gas (or methane), at extremely cold temperatures.Detractors from performance included poor stock selection in China and India. Shares of People’s Food (China) fell after the company reported results and offered confusing guidance. South African company, Sappi, saw its shares move lower as the company struggled to raise paper prices in the United States and Europe. And, shares of Edgars Consolidated Stores (South Africa) weakened due to concerns over the domestic economy.

Lazard Bond Portfolio

For the six months ended June 30, 2005, Lazard Bond Portfolio posted a total return of 0.79%, as compared with the 1.59% return of the Lehman Intermediate Government/Credit Bond® Index.

The performance of the Portfolio lagged the Index primarily because of security selection in corporate bonds. More specifically, exposure to the auto-

The Lazard Funds, Inc.
Investment Overviews (continued)

related sector during its volatile period in March and April hurt returns.

Management of the Portfolio follows the tenor of its intermediate benchmark. The managers’ overall strategy is to create a portfolio that yields more than the benchmark through its holdings of corporate bonds and securitized products such as asset-backed securities, commercial mortgage-backed securities, collateralized mortgage obligations, and mortgage pass-thrus. Our corporate bond strategy is generally centered on A-rated issuers. Securitized bonds are not a component of the benchmark, but their yields are currently attractive relative to corporates. We prefer these assets, as they do not have the exposure to event risk that is inherent in corporate debt. We also seek to add excess return through the interest rate-sensitivity of the securities chosen for the Portfolio. This impacts the average maturity of the Portfolio, and the Portfolio’s positioning along the yield curve relative to the benchmark.

The structure of interest rates continued to twist and turn in an unusual fashion during the first half of 2005. The level of yields fell across maturities longer than five years. Yields rose for issues with less than five years to maturity. Yields on two-year maturity Treasurys rose from 3.07% to 3.63%, an increase of 57 basis points. In contrast, the ten-year Treasury dropped 31 basis points from 4.22% to 3.91%. This “flattening” of the yield curve, with longer rates falling, is a particularly odd occurrence, considering that the U.S. Federal Reserve is raising the overnight lending rate while the economy sustains an expansion at a near 4% annualized real rate. The situation has caused some self-admitted head scratching at the U.S. Federal Reserve, a “conundrum” according to Chairman Greenspan.

The “conundrum” is, in our view, the product of three factors: clarity of policy, cyclical forces, and secular trends. The policy factor comes from the U.S. Federal Reserve being very clear in its intentions, and these are fully priced into the fixed-income market—a 4% Federal funds rate by early next year, and a steady state after that. Cyclically, longer rates have failed to rise as would be expected, because slack growth in borrowing is being met with a surplus of capital to lend. On a secular basis, globalization and technology are broad disinflationary forces. All of this, plus vigilant anti-inflation central bank policies, have sharply reduced the inflation premium in longer-maturity fixed-income securities.

Looking forward, we believe that the U.S. economy should continue to expand at around a 3.5% real rate, and the U.S. Federal Reserve to press on with its measured tightening. Our view on the structure of rates is that higher rates are more likely than lower ones, but most likely is the continued flattening of the yield curve.

Lazard High Yield Portfolio

For the six months ended June 30, 2005, Lazard High Yield Portfolio’s Institutional Shares posted a total return of 1.33%, while Open Shares posted a total return of 1.37%, as compared with the 1.13% return of the Merrill Lynch High Yield Master II® Index.

As interest rates fell over the first half of 2005, U.S. high yield lagged other domestic fixed income sectors. Higher quality issues performed best, with BBs posting a 2.5% return, Bs posting a 1.0% return, and CCCs lagging with a (2.1)% return, moving somewhat in sympathy with the equity market. Higher quality indices and securities generally have longer durations and this led, in part, to the BB outperformance. While the Portfolio’s shorter duration dampened performance, solid security selection and overall higher quality more than made up for this. Other factors that helped relative performance included an overweighting of the hotel and gaming sectors. Factors that detracted from relative performance included shorter duration, an overweighting in automotive parts, and an underweighting of the energy and health care sectors.

High yield credit spreads widened as intermediate Treasury yields fell about 20 basis points based on fears of a softer economy. High yield market spreads ended June approximately 75 basis points wider than where they began the year. Lower-tier credit spreads widened by about 200 basis points, a significant move. Further, the credit spread between BBs and Bs, now at less than 100 basis points, is very narrow, on a historic basis. This leads us to believe that better-quality securities should continue to outperform going forward.

Market technicals for high yield are neutral to positive. New issue volume through June was slow at $60 billion. Demand was also weak as mutual fund flows were negative, returning approximately $8 bil-

The Lazard Funds, Inc.
Investment Overviews (concluded)

lion to investors. Overall quality of new issues has been medium to low. In fact, only about 20% of new issues this year have been rated BB. However, the flow of fallen angels into the BB-rating category picked up dramatically after GM was downgraded from investment grade. In fact, GM and GMAC securities now comprise about 6% of the Index. Recent economic data supports the continuation of a growing economy, which we believe bodes well for the high yield sector.

Notes to Investment Overviews:

All returns are for the period ended June 30, 2005 and reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios have been waived or reimbursed by the Fund’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Past performance is not indicative, nor a guarantee, of future results.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in each Portfolio at the time you receive this report, or that securities sold will have not been repurchased. The specific portfolio securities may in aggregate represent only a small percentage of each Portfolio’s holdings. It should not be assumed that investments in the securities identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of each Portfolio’s investment objective, strategies, risks and fees.

The Lazard Funds, Inc.
Performance Overviews
(unaudited)

Lazard Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Equity Portfolio and S&P 500® Index*

Average Annual Total Returns* Periods Ended June 30, 2005

	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

Equity Portfolio**	6.70%	1.96%	8.36%	6.25%	1.63%	5.05%
S&P 500 Index	6.32	(2.37)	9.94	6.32	(2.37)	7.15

*	All returns reflect reinvestment of all dividends and distributions, if any.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was February 5, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard U.S. Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard U.S. Strategic Equity Portfolio and S&P 500 Index*

Average Annual Total Returns* Periods Ended June 30, 2005

Since Inception†

U.S. Strategic Equity Portfolio**
Institutional Shares	0.00%
Open Shares	(0.20)
S&P 500 Index	(0.81)

*	Returns for period of less than one year are not annualized.

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was December 30, 2004.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Mid Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Mid Cap Portfolio and Russell Midcap® Index*

Average Annual Total Returns* Periods Ended June 30, 2005

	One Year	Five Years	Since Inception†

Mid Cap Portfolio**
Institutional Shares	14.49%	13.07%	10.56%
Open Shares	14.15	12.74	10.23
Russell Midcap Index	17.12	7.34	9.55

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies by capitalization).

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was November 4, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Small Cap Portfolio and Russell 2000® Index*

Average Annual Total Returns* Periods Ended June 30, 2005

	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

Small Cap Portfolio**	8.20%	11.48%	10.16%	7.86%	11.25%	8.38%
Russell 2000 Index	9.45	5.71	9.91	9.45	5.71	8.11

*	All returns reflect reinvestment of all dividends and distributions, if any.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Russell 2000 Index is comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization).

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 30, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Portfolio and Morgan Stanley Capital International (MSCI®)
Europe, Australasia and Far East (EAFE®) Index*

Average Annual Total Returns* Periods Ended June 30, 2005

	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

International Equity Portfolio**	11.94%	(1.56)%	6.00%	11.61%	(1.80)%	4.26%
MSCI EAFE Index	13.65	(0.55)	5.23	13.65	(0.55)	4.90

*	All returns reflect reinvestment of all dividends and distributions, if any.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 23, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Equity Select Portfolio and MSCI EAFE Index*

Average Annual Total Returns*
Periods Ended June 30, 2005

	One Year	Since Inception†

International Equity Select Portfolio**
Institutional Shares	12.41%	3.91%
Open Shares	12.07	3.65
MSCI EAFE Index	13.65	5.02

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for the Portfolio was May 31, 2001.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard International Small Cap Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard International Small Cap Portfolio and MSCI EAFE Small Cap Index*

Average Annual Total Returns*
Periods Ended June 30, 2005

	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

International Small Cap Portfolio**	17.89%	10.24%	10.20%	17.58%	9.82%	9.26%
MSCI EAFE Small Cap Index	20.98	8.90	4.57	20.98	8.90	5.37

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EAFE Small Cap Index is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchange of EAFE Index countries.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was February 13, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Emerging Markets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Emerging Markets Portfolio and MSCI Emerging Markets (EM®) Index*

Average Annual Total Returns*
Periods Ended June 30, 2005

	Institutional Shares			Open Shares

	One Year	Five Years	Ten Years	One Year	Five Years	Since Inception†

Emerging Markets Portfolio**	44.46%	10.39%	7.30%	44.45%	10.16%	5.32%
MSCI EM Index	34.38	7.37	4.12	34.38	7.37	4.25

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI EM Index is comprised of emerging market securities in countries open to non-local investors.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Open Shares was January 8, 1997.

The Lazard Funds, Inc.
Performance Overviews (continued)
(unaudited)

Lazard Bond Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard Bond Portfolio and Lehman Intermediate Government/Credit Bond® Index*

Average Annual Total Returns*
Periods Ended June 30, 2005

	One Year	Five Years	Ten Years

Bond Portfolio Institutional Shares	3.28%	4.98%	5.04%
Lehman Intermediate Gov’t/Credit Bond Index	4.80	6.87	6.34

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Lehman Intermediate Government/Credit Bond Index is comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman Brothers.

The Lazard Funds, Inc.
Performance Overviews (concluded)
(unaudited)

Lazard High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of
Lazard High Yield Portfolio and Merrill Lynch High Yield Master II® Index*

Average Annual Total Returns*
Periods Ended June 30, 2005

	Institutional Shares			Open Shares

	One Year	Five Years	Since Inception†	One Year	Five Years	Since Inception†

High Yield Portfolio**	9.85%	2.00%	1.64%	9.51%	1.75%	0.73%
Merrill Lynch High Yield Master II Index	10.62	7.14	5.32	10.62	7.14	5.13

*

All returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Past performance is not indicative, nor a guarantee, of future results; the investment return and principle value of the Portfolio will fluctuate, so that an investor’s shares in the Portfolio, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or the redemption of Portfolio shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The Merrill Lynch High Yield Master II Index provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market.

**	The performance of Institutional Shares may be greater than or less than the performance of Open Shares, based on the differences in fees borne by shareholders investing in different classes.

†	The inception date for Institutional Shares was January 2, 1998 and for Open Shares was February 24, 1998.

The Lazard Funds, Inc.
Information About Your Fund’s Expenses
(unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs including management fees, distribution and service (12b-1) fees, and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	1/1/05	6/30/05	1/1/05-6/30/05	1/1/05-6/30/05

Equity Portfolio
Institutional Shares
Actual	$1,000.00	$990.60	$4.74	0.96%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.03	$4.81	0.96%
Open Shares
Actual	$1,000.00	$988.80	$6.51	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61	1.32%
U.S. Strategic Equity Portfolio
Institutional Shares
Actual	$1,000.00	$1,000.00	$6.20	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%
Open Shares
Actual	$1,000.00	$998.00	$7.68	1.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.11	$7.75	1.55%
Mid Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,018.20	$4.75	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76	0.95%
Open Shares
Actual	$1,000.00	$1,016.80	$6.25	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26	1.25%

The Lazard Funds, Inc.
Information About Your Fund’s Expenses (concluded)
(unaudited)

Hypothetical Example for Comparison Purposes (concluded)

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period

	1/1/05	6/30/05	1/1/05-6/30/05	1/1/05-6/30/05

Small Cap Portfolio
Institutional Shares
Actual	$1,000.00	$997.35	$4.41	0.89%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.38	$4.46	0.89%
Open Shares
Actual	$1,000.00	$995.74	$5.94	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%
International Equity Portfolio
Institutional Shares
Actual	$1,000.00	$976.00	$4.46	0.91%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.28	$4.56	0.91%
Open Shares
Actual	$1,000.00	$974.50	$5.87	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01	1.20%
International Equity Select Portfolio
Institutional Shares
Actual	$1,000.00	$984.00	$5.66	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%
Open Shares
Actual	$1,000.00	$981.40	$7.12	1.45%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.25	1.45%
International Small Cap Portfolio
Institutional Shares
Actual	$1,000.00	$1,014.00	$4.84	0.97%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.98	$4.86	0.97%
Open Shares
Actual	$1,000.00	$1,013.00	$6.49	1.30%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.51	1.30%
Emerging Markets Portfolio
Institutional Shares
Actual	$1,000.00	$1,092.30	$6.85	1.32%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.61	1.32%
Open Shares
Actual	$1,000.00	$1,093.20	$8.30	1.60%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00	1.60%
Bond Portfolio
Institutional Shares
Actual	$1,000.00	$1,007.90	$5.08	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	$5.11	1.02%
High Yield Portfolio
Institutional Shares
Actual	$1,000.00	$1,013.30	$2.75	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.07	$2.76	0.55%
Open Shares
Actual	$1,000.00	$1,013.70	$4.24	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

The Lazard Funds, Inc.
Portfolio Holdings Presented by Sector and Credit Rating
June 30, 2005 (unaudited)

Portfolio Holdings Presented by Sector

		Lazard
	Lazard	U.S. Strategic	Lazard	Lazard
	Equity	Equity	Mid Cap	Small Cap
Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Commercial Services	2.8%	8.2%	10.6%	10.3%
Consumer Discretionary	10.9	27.0	23.6	9.7
Consumer Durables	0.5	1.1	1.9	0.4
Consumer Staples	5.2	3.9	2.6	1.0
Energy	9.9	4.7	5.5	8.1
Financials	16.5	17.3	16.8	16.1
Health Care	6.0	5.3	4.4	4.3
Process Industry	2.3	6.0	9.0	4.3
Producer Manufacturing	6.7	3.7	1.2	5.7
Technology	8.9	15.0	11.2	12.6
Telecommunications	3.7	4.6	4.7	—
Transportation	0.8	3.2	5.0	2.9
Utilities	2.4	—	1.2	2.0
Short-Term Investments	23.4	—	2.3	22.6

Total Investments	100.0%	100.0%	100.0%	100.0%

	Lazard	Lazard	Lazard	Lazard
	International	International	International	Emerging
	Equity	Equity Select	Small Cap	Markets
Sector*	Portfolio	Portfolio	Portfolio	Portfolio

Commercial Services	—%	—%	11.0%	2.0%
Consumer Discretionary	6.7	6.8	21.3	7.1
Consumer Durables	5.4	—	6.4	2.9
Consumer Staples	9.0	19.6	2.7	8.2
Energy	9.0	12.4	4.4	9.3
Financials	17.4	29.5	14.7	14.6
Health Care	6.9	12.2	2.9	0.9
Process Industry	0.4	—	3.4	10.9
Producer Manufacturing	4.3	2.9	5.6	0.7
Technology	5.8	7.4	3.7	11.3
Telecommunications	5.1	3.7	1.0	15.1
Transportation	0.7	—	—	2.2
Utilities	2.7	—	—	1.1
Short-Term Investments	26.6	5.5	22.9	13.7

Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

The Lazard Funds, Inc.
Portfolio Holdings Presented by Sector and Credit Rating (concluded)
June 30, 2005 (unaudited)

Portfolio Holdings Presented by Credit Rating

	Lazard	Lazard
	Bond	High Yield
S&P Credit Rating*	Portfolio	Portfolio

AAA	26.6%	—%
AA-	1.7	—
A+	8.3	—
A	9.2	—
A-	6.1	—
BBB+	2.5	—
BBB	1.9	1.4
BBB-	1.0	2.3
BB+	1.0	8.1
BB	—	9.3
BB-	—	19.8
B+	—	12.9
B	—	12.6
B-	—	4.4
CCC+	—	3.7
CCC	—	0.3
CCC-	—	0.5
CC	—	0.7
Not Rated	—	1.3
U.S. Treasury	24.1	—
Short-Term Investments	17.6	22.7

Total Investments	100.0%	100.0%

*	Represents percentage of total investments.

The Lazard Funds, Inc.
Portfolios of Investments
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Equity Portfolio
Common Stocks—96.7%
Aerospace & Defense—1.4%
United Technologies Corp.	36,500	$1,874,275

Airlines—0.4%
Southwest Airlines Co. (c)	40,600	565,558

Apparel & Textiles—1.4%
Polo Ralph Lauren Corp. (c)	21,200	913,932
Reebok International, Ltd. (c)	20,700	865,881

		1,779,813

Automotive—0.6%
Lear Corp. (c)	20,800	756,704

Banking—9.3%
Bank of America Corp.	70,990	3,237,854
Fifth Third Bancorp (c)	55,425	2,284,064
Golden West Financial Corp. (c)	26,200	1,686,756
M&T Bank Corp. (c)	13,300	1,398,628
North Fork Bancorporation, Inc.	32,000	898,880
Northern Trust Corp. (c)	14,800	674,732
Wells Fargo & Co. (c)	29,615	1,823,692

		12,004,606

Business Services & Supplies—2.7%
ARAMARK Corp., Class B (c)	62,100	1,639,440
Automatic Data Processing, Inc. (c)	43,975	1,845,631

		3,485,071

Chemicals—1.0%
Huntsman Corp. (c)	64,000	1,297,280

Computer Software—4.6%
Computer Associates
International, Inc. (c)	36,400	1,000,272
Microsoft Corp.	158,130	3,927,949
Oracle Corp. (a)	80,250	1,059,300

		5,987,521

Computers & Business
Equipment—5.8%
Avaya, Inc. (a), (c)	192,000	1,597,440
Cisco Systems, Inc. (a)	88,100	1,683,591
Hewlett-Packard Co.	62,300	1,464,673
International Business
Machines Corp. (c)	26,000	1,929,200
Novellus Systems, Inc. (a), (c)	34,500	852,495

		7,527,399

Consumer Products—1.1%
Altria Group, Inc. (c)	21,200	1,370,792

Description	Shares	Value

Cosmetics & Toiletries—2.1%
Avon Products, Inc.	38,175	$1,444,924
The Gillette Co.	26,500	1,341,695

		2,786,619

Diversified—5.2%
Emerson Electric Co.	13,705	858,344
General Electric Co.	84,025	2,911,466
Honeywell International, Inc.	35,000	1,282,050
Tyco International, Ltd. (c)	58,900	1,719,880

		6,771,740

Drugs & Health Care—5.2%
Allergan, Inc. (c)	20,100	1,713,324
Bristol-Myers Squibb Co. (c)	28,200	704,436
Medco Health Solutions, Inc. (a), (c)	17,800	949,808
Novartis AG ADR (c)	17,600	834,944
Pall Corp. (c)	21,000	637,560
Pfizer, Inc. (c)	67,890	1,872,406

		6,712,478

Environmental—0.9%
Republic Services, Inc. (c)	32,300	1,163,123

Financial Services—7.6%
Citigroup, Inc.	51,617	2,386,254
Federated Investors, Inc., Class B (c)	28,500	855,285
JPMorgan Chase & Co.	77,346	2,731,861
MBNA Corp. (c)	62,000	1,621,920
Merrill Lynch & Co., Inc.	17,820	980,278
Morgan Stanley	13,125	688,669
The First Marblehead Corp. (a), (c)	18,100	634,586

		9,898,853

Food & Beverages—3.4%
H.J. Heinz Co. (c)	34,800	1,232,616
PepsiCo, Inc.	14,065	758,525
The Coca-Cola Co. (c)	37,900	1,582,325
The Pepsi Bottling Group, Inc. (c)	28,700	821,107

		4,394,573

Forest & Paper Products—1.9%
Ball Corp. (c)	36,500	1,312,540
International Paper Co. (c)	36,000	1,087,560

		2,400,100

Insurance—3.9%
American International Group, Inc.	32,899	1,911,432
Jefferson-Pilot Corp. (c)	18,800	947,896
RenaissanceRe Holdings, Ltd. (c)	29,725	1,463,659
The St. Paul Travelers Cos., Inc. (c)	19,300	762,929

		5,085,916

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Equity Portfolio (concluded)
Manufacturing—1.8%
Dover Corp.	28,700	$1,044,106
Ingersoll-Rand Co., Ltd., Class A (c)	19,000	1,355,650

		2,399,756

Medical Products & Services—2.4%
Johnson & Johnson (c)	26,295	1,709,175
MedImmune, Inc. (a), (c)	54,800	1,464,256

		3,173,431

Multimedia—5.4%
Clear Channel
Communications, Inc. (c)	43,900	1,357,827
News Corp., Class A	198,500	3,211,730
Tribune Co. (c)	36,200	1,273,516
Viacom, Inc., Class B	34,080	1,091,242

		6,934,315

Oil & Gas—12.5%
BJ Services Co. (c)	24,900	1,306,752
Burlington Resources, Inc. (c)	14,500	800,980
Chevron Corp.	37,588	2,101,921
ConocoPhillips	43,560	2,504,264
Exxon Mobil Corp.	80,698	4,637,714
GlobalSantaFe Corp. (c)	52,300	2,133,840
Marathon Oil Corp. (c)	18,200	971,334
Occidental Petroleum Corp. (c)	11,200	861,616
Schlumberger, Ltd. (c)	11,500	873,310

		16,191,731

Restaurants—1.2%
McDonald’s Corp. (c)	54,400	1,509,600

Retail—5.9%
Amazon.com, Inc. (a), (c)	19,000	628,520
Dollar Tree Stores, Inc. (a), (c)	55,200	1,324,800
IAC/InterActiveCorp. (a), (c)	28,600	687,830
Sears Holdings Corp. (a)	5,980	896,223
The Home Depot, Inc.	49,385	1,921,076
Wal-Mart Stores, Inc.	44,300	2,135,260

		7,593,709

Semiconductors &
Components—0.8%
Intel Corp.	39,820	1,037,709

Description	Shares	Value

Telecommunications—4.7%
ALLTEL Corp. (c)	24,200	$1,507,176
Nextel Communications, Inc.,
Class A (a), (c)	41,100	1,327,941
Sprint Corp. (c)	57,200	1,435,148
Verizon Communications, Inc.	51,510	1,779,670

		6,049,935

Transportation—0.5%
United Parcel Service, Inc., Class B (c)	9,600	663,936

Utilities—3.0%
Entergy Corp. (c)	12,200	921,710
KeySpan Corp. (c)	38,100	1,550,670
The Southern Co. (c)	40,250	1,395,468

		3,867,848

Total Common Stocks
(Identified cost $115,244,689)	.	125,284,391

	Principal Amount (000)

Short-Term Investments—29.5%
Repurchase Agreement—3.7%
State Street Bank and Trust Co.,
2.60%, 07/01/05
(Dated 06/30/05, collateralized by
$4,825,000 United States Treasury
Note 4.25%, 02/15/10, with a
value of $4,831,031)
Proceeds of $4,733,342	$4,733	4,733,000

Collateral for Securities
on Loan—25.8%
State Street Navigator Securities
Lending Prime Portfolio,
3.27% (e), (f)	33,447	33,446,987

Total Short-Term Investments
(Identified cost $38,179,987)		38,179,987

Total Investments—126.2%
(Identified cost $153,424,676) (b)	.	$163,464,378

Liabilities in Excess of Cash and
Other Assets—(26.2)%		(33,931,150)

Net Assets—100.0%		$129,533,228

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio
Common Stocks—100.4%
Aerospace & Defense—1.4%
United Technologies Corp.	280	$14,378

Airlines—1.1%
Southwest Airlines Co.	800	11,144

Apparel & Textiles—3.1%
Polo Ralph Lauren Corp.	250	10,777
Reebok International, Ltd.	520	21,752

		32,529

Automotive—1.2%
Lear Corp.	340	12,369

Banking—6.6%
Bank of America Corp.	600	27,366
Golden West Financial Corp.	380	24,464
North Fork Bancorporation, Inc.	600	16,854

		68,684

Business Services & Supplies—4.0%
ARAMARK Corp., Class B	800	21,120
MSC Industrial Direct Co., Inc.,
Class A	600	20,250

		41,370

Chemicals—1.2%
Huntsman Corp.	600	12,162

Computer Software—5.3%
Microsoft Corp.	1,800	44,712
Oracle Corp. (a)	800	10,560

		55,272

Computers & Business
Equipment—7.5%
Avaya, Inc. (a)	2,000	16,640
Cisco Systems, Inc. (a)	1,000	19,110
Hewlett-Packard Co.	1,000	23,510
International Business Machines Corp.	250	18,550

		77,810

Consumer Products—1.7%
Fortune Brands, Inc.	200	17,760

Drugs & Health Care—1.0%
Pfizer, Inc.	360	9,929

Environmental—0.9%
Republic Services, Inc.	260	9,363

Description	Shares	Value

Financial Services—7.1%
Citigroup, Inc.	420	$19,417
JPMorgan Chase & Co.	600	21,192
MBNA Corp.	600	15,696
Morgan Stanley	200	10,494
The First Marblehead Corp. (a)	200	7,012

		73,811

Food & Beverages—3.9%
Dean Foods Co. (a)	250	8,810
The Coca-Cola Co.	310	12,942
The Pepsi Bottling Group, Inc.	590	16,880
TreeHouse Foods, Inc. (a)	50	1,426

		40,058

Forest & Paper Products—4.8%
Ball Corp.	300	10,788
International Paper Co.	270	8,157
Louisiana-Pacific Corp.	650	15,977
Temple-Inland, Inc.	400	14,860

		49,782

Household Products &
Home Furnishings—1.3%
Newell Rubbermaid, Inc.	570	13,589

Insurance—2.2%
MGIC Investment Corp.	150	9,783
RenaissanceRe Holdings, Ltd.	270	13,295

		23,078

Leisure & Entertainment—4.0%
GTECH Holdings Corp.	1,050	30,702
Royal Caribbean Cruises, Ltd.	210	10,156

		40,858

Manufacturing—2.3%
Dover Corp.	350	12,733
Ingersoll-Rand Co., Ltd., Class A	150	10,702

		23,435

Medical Products & Services—4.3%
Baxter International, Inc.	280	10,388
Johnson & Johnson	200	13,000
Laboratory Corp. of America
Holdings (a)	430	21,457

		44,845

Multimedia—8.5%
Clear Channel Communications, Inc.	1,000	30,930
Gannett Co., Inc.	200	14,226
Tribune Co.	280	9,850
Westwood One, Inc.	1,600	32,688

		87,694

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard U.S. Strategic Equity Portfolio (concluded)
Oil & Gas—4.7%
BJ Services Co.	210	$11,021
Chevron Corp.	320	17,894
GlobalSantaFe Corp.	260	10,608
The Williams Companies, Inc.	500	9,500

		49,023

Printing & Publishing—3.3%
Dex Media, Inc.	1,400	34,174

Real Estate—1.4%
Trizec Properties, Inc.	700	14,399

Restaurants—1.3%
McDonald’s Corp.	500	13,875

Retail—7.2%
Amazon.com, Inc. (a)	350	11,578
Dollar Tree Stores, Inc. (a)	650	15,600
IAC/InterActiveCorp. (a)	850	20,443
Sears Holdings Corp. (a)	69	10,341
The Home Depot, Inc.	430	16,727

		74,689

Description	Shares	Value

Telecommunications—4.7%
PanAmSat Holding Corp.	850	$17,433
Sprint Corp.	600	15,054
Western Wireless Corp., Class A (a)	370	15,651

		48,138

Telecommunications
Equipment—2.3%
Nokia Oyj Sponsored ADR	1,400	23,296

Transportation—2.1%
CNF, Inc.	230	10,327
Union Pacific Corp.	175	11,340

		21,667

Total Common Stocks
(Identified cost $1,044,509)		1,039,181

Total Investments—100.4%
(Identified cost $1,044,509) (b)		$1,039,181
Liabilities in Excess of Cash and
Other Assets—(0.4)%		(4,062)

Net Assets—100.0%
		$1,035,119

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Mid Cap Portfolio
Common Stocks—97.5%
Airlines—1.2%
Southwest Airlines Co	147,800	$2,058,854

Apparel & Textiles—3.5%
Polo Ralph Lauren Corp.	49,200	2,121,012
Reebok International, Ltd.	96,400	4,032,412

		6,153,424

Automotive—1.9%
Lear Corp.	92,100	3,350,598

Banking—4.3%
City National Corp.	23,600	1,692,356
Hudson City Bancorp, Inc.	170,000	1,939,700
Mercantile Bankshares Corp.	31,500	1,623,195
North Fork Bancorporation, Inc.	79,600	2,235,964

		7,491,215

Business Services & Supplies—3.4%
ARAMARK Corp., Class B	152,800	4,033,920
MSC Industrial Direct Co., Inc.,
Class A	59,900	2,021,625

		6,055,545

Chemicals—2.3%
Celanese Corp., Series A	139,300	2,213,477
Rohm & Haas Co.	38,200	1,770,188

		3,983,665

Computer Software—5.3%
BEA Systems, Inc. (a)	298,900	2,624,342
DST Systems, Inc. (a)	70,300	3,290,040
Ingram Micro, Inc., Class A (a)	144,000	2,255,040
Siebel Systems, Inc.	121,500	1,081,350

		9,250,772

Computers & Business Equipment—6.3%
Arrow Electronics, Inc. (a)	119,200	3,237,472
Avaya, Inc. (a)	291,000	2,421,120
CDW Corp.	39,800	2,272,182
Novellus Systems, Inc. (a)	67,300	1,662,983
Polycom, Inc. (a)	106,200	1,583,442

		11,177,199

Consumer Products—1.7%
Fortune Brands, Inc.	34,700	3,081,360

Description	Shares	Value

Drugs & Health Care—2.5%
Health Net, Inc. (a)	72,200	$2,755,152
Medco Health Solutions, Inc. (a)	32,500	1,734,200

		4,489,352

Engineering—1.2%
Jacobs Engineering Group, Inc. (a) .	36,900	2,075,994

Environmental—1.0%
Republic Services, Inc.	47,800	1,721,278

Financial Services—2.4%
Federated Investors, Inc., Class B	87,200	2,616,872
The First Marblehead Corp. (a)	48,000	1,682,880

		4,299,752

Food & Beverages—2.6%
Dean Foods Co. (a)	43,000	1,515,320
The Pepsi Bottling Group, Inc.	100,500	2,875,305
TreeHouse Foods, Inc. (a)	8,600	245,186

		4,635,811

Forest & Paper Products—6.7%
Ball Corp.	85,300	3,067,388
Louisiana-Pacific Corp.	104,700	2,573,526
Pactiv Corp. (a)	131,400	2,835,612
Temple-Inland, Inc.	90,300	3,354,645

		11,831,171

Funeral Services—1.3%
Service Corp. International	281,400	2,256,828

Household Products & Home Furnishings—1.5%
Newell Rubbermaid, Inc.	112,200	2,674,848

Insurance—7.3%
Jefferson-Pilot Corp.	33,700	1,699,154
MGIC Investment Corp.	45,000	2,934,900
Protective Life Corp.	84,900	3,584,478
RenaissanceRe Holdings, Ltd.	62,400	3,072,576
Willis Group Holdings, Ltd.	47,200	1,544,384

		12,835,492

Leisure & Entertainment—5.3%
GTECH Holdings Corp.	142,500	4,166,700
Mattel, Inc.	106,900	1,956,270
Royal Caribbean Cruises, Ltd.	66,600	3,220,776

		9,343,746

Manufacturing—1.2%
Dover Corp.	56,000	2,037,280

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Mid Cap Portfolio (concluded)
Medical Products & Services—1.8%
Laboratory Corp. of America
Holdings (a)	64,700	$3,228,530

Multimedia—5.0%
Belo Corp., Class A	152,000	3,643,440
Westwood One, Inc.	255,500	5,219,865

		8,863,305

Oil & Gas—5.5%
Baker Hughes, Inc.	36,900	1,887,804
BJ Services Co.	49,900	2,618,752
GlobalSantaFe Corp.	46,800	1,909,440
The Williams Companies, Inc.	95,000	1,805,000
Valero Energy Corp.	19,000	1,503,090

		9,724,086

Printing & Publishing—3.1%
Dex Media, Inc.	225,700	5,509,337

Real Estate—2.8%
Health Care Property Investors, Inc ..	88,600	2,395,744
Trizec Properties, Inc.	121,700	2,503,369

		4,899,113

Restaurants—1.3%
Brinker International, Inc. (a)	58,700	2,350,935

Retail—3.9%
Dollar Tree Stores, Inc. (a)	150,800	3,619,200
Pier 1 Imports, Inc.	106,700	1,514,073
Sears Holdings Corp. (a)	11,328	1,697,727

		6,831,000

Semiconductors &
Components—1.5%
Vishay Intertechnology, Inc. (a)	216,600	2,571,042

Telecommunications—4.7%
Citizens Communications Co.	196,200	2,636,928
PanAmSat Holding Corp.	140,000	2,871,400
Western Wireless Corp., Class A (a)	63,600	2,690,280

		8,198,608

Description	Shares	Value

Transportation—3.8%
CNF, Inc.	65,200	$2,927,480
Laidlaw International, Inc. (a)	76,300	1,838,830
Norfolk Southern Corp.	64,600	2,000,016

		6,766,326

Utilities—1.2%
KeySpan Corp.	50,200	2,043,140

Total Common Stocks
(Identified cost $160,114,116)		171,789,606

	Principal Amount (000)

Repurchase Agreement—2.3%
State Street Bank and Trust Co., 2.60%, 07/01/05 (Dated 06/30/05, collateralized by $4,215,000 United States Treasury Note, 3.50%, 02/15/10, with a value of $4,220,269) Proceeds of $4,133,298 (Identified cost $4,133,000)	$4,133	4,133,000

Total Investments—99.8%
(Identified cost $164,247,116) (b)		$175,922,606

Cash and Other Assets in Excess
of Liabilities—0.2%		344,767

Net Assets—100.0%		$176,267,373

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio
Common Stocks—97.2%
Aerospace & Defense—3.1%
DRS Technologies, Inc. (a), (c)	47,000	$2,410,160
Engineered Support Systems, Inc. (c)	65,800	2,357,614
Esterline Technologies Corp. (a)	75,900	3,042,072
The Titan Corp. (a), (c)	100,000	2,274,000

		10,083,846

Agriculture—1.6%
Delta & Pine Land Co. (c)	73,000	1,829,380
The Scotts Miracle-Gro Co.,
Class A (a), (c)	49,600	3,532,016

		5,361,396

Apparel & Textiles—2.9%
AnnTaylor Stores Corp. (a), (c)	104,300	2,532,404
Hot Topic, Inc. (a), (c)	81,200	1,552,544
The Gymboree Corp. (a), (c)	173,500	2,370,010
The Timberland Co., Class A (a)	75,700	2,931,104

		9,386,062

Automotive—2.0%
Rush Enterprises, Inc., Class A (a)	109,800	1,464,732
TBC Corp. (a), (c)	95,400	2,588,202
Wabash National Corp. (c)	42,700	1,034,621
Winnebago Industries, Inc. (c)	47,900	1,568,725

		6,656,280

Banking—9.7%
Bank of the Ozarks, Inc. (c)	89,100	2,926,044
BankUnited Financial Corp.,
Class A (c)	63,500	1,717,040
Boston Private Financial
Holdings, Inc. (c)	71,000	1,789,200
First Community Bancorp (c)	51,200	2,432,000
First Midwest Bancorp, Inc. (c)	63,700	2,240,329
MAF Bancorp, Inc. (c)	72,000	3,069,360
MB Financial, Inc. (c)	75,300	2,999,199
Provident Bankshares Corp. (c)	54,500	1,739,095
Sterling Bancshares, Inc.	167,800	2,610,968
Texas Regional Bancshares, Inc.,
Class A (c)	80,400	2,450,592
The South Financial Group, Inc. (c)	53,900	1,531,838
Umpqua Holdings Corp. (c)	98,500	2,318,690
United Bankshares, Inc.	47,400	1,687,914
Westamerica Bancorporation (c)	38,900	2,054,309

		31,566,578

Description	Shares	Value

Building & Construction—2.1%
Chicago Bridge & Iron Co. NV (c)	90,300	$2,064,258
ElkCorp (c)	55,900	1,595,945
The Shaw Group, Inc. (a), (c)	151,900	3,267,369

		6,927,572

Business Services & Supplies—8.0%
ADVO, Inc. (c)	121,700	3,876,145
Arbitron, Inc. (c)	77,870	3,340,623
BearingPoint, Inc. (a), (c)	363,200	2,662,256
MPS Group, Inc. (a), (c)	280,000	2,637,600
Tetra Tech, Inc. (a), (c)	210,300	2,845,359
The BISYS Group, Inc. (a), (c)	172,900	2,583,126
Watson Wyatt & Co. Holdings	126,200	3,234,506
Wireless Facilities, Inc. (a), (c)	285,700	1,808,481
Wright Express Corp. (a), (c)	155,500	2,872,085

		25,860,181

Chemicals—2.2%
PolyOne Corp. (a)	224,500	1,486,190
Rogers Corp. (a), (c)	69,500	2,818,225
Spartech Corp. (c)	157,700	2,807,060

		7,111,475

Coal—0.5%
Foundation Coal Holdings, Inc. (c)	64,300	1,667,942

Computer Software—1.6%
Secure Computing Corp. (a), (c)	224,700	2,444,736
SERENA Software, Inc. (a), (c)	144,300	2,784,990

		5,229,726

Computers & Business
Equipment—3.6%
Avocent Corp. (a), (c)	62,300	1,628,522
Brooks Automation, Inc. (a)	102,416	1,520,878
Dot Hill Systems Corp. (a), (c)	338,800	1,775,312
Foundry Networks, Inc. (a), (c)	227,000	1,959,010
Photon Dynamics, Inc. (a), (c)	108,000	2,225,880
Polycom, Inc. (a)	176,300	2,628,633

		11,738,235

Consumer Products—1.3%
Fossil, Inc. (a), (c)	74,900	1,700,230
Helen of Troy, Ltd. (a)	51,500	1,311,190
Matthews International Corp.,
Class A (c)	29,200	1,137,632

		4,149,052

Diversified—0.9%
The Liberty Corp. (c)	75,500	2,779,155

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio (continued)
Drugs & Health Care—3.2%
BioScrip, Inc. (a), (c)	360,300	$2,161,800
First Horizon Pharmaceutical
Corp. (a), (c)	14,000	266,560
Kindred Healthcare, Inc. (a), (c)	43,500	1,723,035
LifePoint Hospitals, Inc. (a), (c)	41,300	2,086,476
Molina Healthcare, Inc. (a), (c)	23,600	1,044,536
Taro Pharmaceutical Industries,
Ltd. (a), (c)	102,500	2,979,675

		10,262,082

Education—1.3%
DeVry, Inc. (a), (c)	82,200	1,635,780
Learning Tree International,
Inc. (a), (c)	207,200	2,490,544

		4,126,324

Environmental—0.6%
Waste Connections, Inc. (a), (c)	51,100	1,905,519

Equipment Rental—0.7%
United Rentals, Inc. (a), (c)	111,600	2,255,436

Financial Services—1.0%
Calamos Asset Management, Inc.,
Class A (c)	39,600	1,078,704
Financial Federal Corp. (c)	53,100	2,051,784

		3,130,488

Food & Beverages—1.2%
Performance Food Group Co. (a), (c)	102,000	3,081,420
Ralcorp Holdings, Inc. (c)	23,500	967,025

		4,048,445

Forest & Paper Products—0.5%
Packaging Corp. of America (c)	70,800	1,490,340

Funeral Services—0.3%
Alderwoods Group, Inc. (a)	69,200	994,404

Insurance—3.9%
Arch Capital Group, Ltd. (a)	86,300	3,887,815
Assured Guaranty, Ltd. (c)	162,631	3,799,060
Bristol West Holdings, Inc. (c)	117,700	2,153,910
Reinsurance Group of America,
Inc. (c)	27,900	1,297,629
Scottish Re Group, Ltd. (c)	57,300	1,388,952

		12,527,366

Description	Shares	Value

Leisure & Entertainment—1.5%
Alliance Gaming Corp. (a), (c)	247,400	$3,468,548
Carmike Cinemas, Inc.	42,100	1,291,628

		4,760,176

Manufacturing—2.3%
Federal Signal Corp. (c)	91,800	1,432,080
Herman Miller, Inc. (c)	54,300	1,674,612
Knoll, Inc. (c)	76,300	1,305,493
Roper Industries, Inc. (c)	42,400	3,026,088

		7,438,273

Medical Products & Services—3.4%
Advanced Medical Optics, Inc. (a), (c)	64,500	2,563,875
Candela Corp. (a), (c)	88,800	927,960
Connetics Corp. (a), (c)	133,800	2,360,232
Hanger Orthopedic Group,
Inc. (a), (c)	282,200	1,422,288
PSS World Medical, Inc. (a), (c)	293,300	3,651,585

		10,925,940

Metals & Mining—2.5%
Cleveland-Cliffs, Inc. (c)	22,600	1,305,376
Kennametal, Inc.	19,800	907,830
Olin Corp. (c)	131,800	2,404,032
RTI International Metals, Inc. (a), (c)	107,000	3,360,870

		7,978,108

Oil & Gas—9.6%
Brigham Exploration Co. (a), (c)	125,500	1,145,815
Denbury Resources, Inc. (a), (c)	39,200	1,558,984
Energy Partners, Ltd. (a), (c)	67,600	1,771,796
Forest Oil Corp. (a), (c)	52,900	2,221,800
Grey Wolf, Inc. (a), (c)	321,700	2,383,797
Key Energy Services, Inc. (a)	461,500	5,584,150
Kinder Morgan Management,
LLC (a), (c)	79,823	3,671,835
Maverick Tube Corp. (a), (c)	99,400	2,962,120
Oil States International, Inc. (a)	49,700	1,250,949
Range Resources Corp. (c)	88,900	2,391,410
Todco, Class A (a)	95,700	2,456,619
Veritas DGC, Inc. (a), (c)	139,500	3,869,730

		31,269,005

Printing & Publishing—2.0%
Journal Register Co. (a), (c)	189,900	3,325,149
R.H. Donnelley Corp. (a)	53,300	3,303,534

		6,628,683

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Small Cap Portfolio (concluded)
Real Estate—5.0%
Alexandria Real Estate Equities,
Inc. (c)	28,800	$2,115,360
BioMed Realty Trust, Inc.	71,700	1,710,045
Brandywine Realty Trust	61,300	1,878,845
Capital Automotive REIT (c)	60,300	2,301,651
CarrAmerica Realty Corp. (c)	51,084	1,848,219
Lexington Corporate Properties
Trust (c)	74,600	1,813,526
Prentiss Properties Trust (c)	48,800	1,778,272
The Mills Corp. (c)	45,100	2,741,629

		16,187,547

Restaurants—0.7%
CBRL Group, Inc. (c)	61,600	2,393,776

Retail—2.6%
99 Cents Only Stores (a), (c)	91,600	1,164,236
CSK Auto Corp. (a)	151,000	2,518,680
Dick’s Sporting Goods, Inc. (a), (c)	57,900	2,234,361
Finish Line Inc	6,500	122,980
Tractor Supply Co. (a), (c)	48,200	2,366,620

		8,406,877

Semiconductors &
Components—6.4%
AMIS Holdings, Inc. (a), (c)	144,100	1,922,294
Benchmark Electronics, Inc. (a)	83,050	2,526,381
Coherent, Inc. (a), (c)	73,600	2,650,336
Exar Corp. (a)	231,100	3,441,079
Integrated Device Technology,
Inc. (a), (c)	276,500	2,972,375
Metrologic Instruments, Inc. (a), (c)	116,700	1,463,418
Plexus Corp. (a), (c)	132,900	1,891,167
RadiSys Corp. (a), (c)	88,500	1,429,275
TTM Technologies, Inc. (a), (c)	317,700	2,417,697

		20,714,022

Telecommunications—1.5%
C-COR, Inc. (a), (c)	336,893	2,307,717
SafeNet, Inc. (a), (c)	74,700	2,544,282

		4,851,999

Telecommunications
Equipment—1.4%
Applied Signal Technology, Inc. (c)	31,000	590,240
CommScope, Inc. (a), (c)	198,700	3,459,367
Oplink Communications, Inc. (a), (c) .	326,300	557,973

		4,607,580

Description	Shares	Value

Transportation—3.6%
AirTran Holdings, Inc. (a), (c)	292,900	$2,703,467
Forward Air Corp. (c)	78,000	2,205,060
OMI Corp. (c)	126,900	2,412,369
Pacer International, Inc. (a), (c)	123,900	2,699,781
Swift Transportation Co., Inc. (a), (c)	76,100	1,772,369

		11,793,046

Utilities—2.5%
AGL Resources, Inc. (c)	91,200	3,524,880
Cleco Corp. (c)	132,900	2,866,653
New Jersey Resources Corp. (c)	39,100	1,886,575

		8,278,108

Total Common Stocks
(Identified cost $267,404,445)		315,491,044

	Principal Amount (000)

Short-Term Investments—28.5%
Repurchase Agreement—4.0%
State Street Bank and Trust Co., 2.60%, 07/01/05 (Dated 06/30/05, collateralized by $13,045,000 United States Treasury Note, 4.25%, 02/15/10, with a value of $13,061,306) Proceeds of $12,804,925	$12,804	12,804,000

Collateral for Securities
on Loan—24.5%
State Street Navigator Securities Lending Prime Portfolio, 3.27% (e), (f)	79,465	79,465,307

Total Short-Term Investments
(Identified cost $92,269,307)		92,269,307

Total Investments—125.7%
(Identified cost $359,673,752) (b)		$407,760,351

Liabilities in Excess of Cash and
Other Assets—(25.7)%		(83,252,665)

Net Assets—100.0%		$324,507,686

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard International Equity Portfolio
Common Stocks—97.6%
Belgium—0.8%
InBev NV	287,561	$9,737,351

Finland—3.7%
Nokia Oyj (c)	2,584,200	43,330,557

France—15.0%
Axa (c)	451,200	11,290,884
Carrefour SA (c)	339,400	16,476,865
Credit Agricole SA (c)	519,293	13,177,169
France Telecom SA	774,500	22,653,574
Lagardere SCA (c)	187,910	13,933,954
Sanofi-Aventis (c)	200,284	16,463,964
Schneider Electric SA (c)	191,000	14,417,442
Total SA (c)	188,224	44,275,775
Vivendi Universal SA (c)	796,700	25,135,504

Total France		177,825,131

Germany—10.6%
Commerzbank AG (c)	286,200	6,222,922
Deutsche Telekom AG (c)	1,542,300	28,567,923
E.ON AG (c)	238,100	21,238,673
Schering AG (c)	261,400	16,101,675
Siemens AG	411,700	30,074,925
Volkswagen AG (c)	498,000	22,801,806

Total Germany		125,007,924

Ireland—2.1%
Bank of Ireland	701,950	11,404,522
CRH PLC	521,721	13,864,085

Total Ireland		25,268,607

Italy—3.7%
Eni SpA (c)	975,530	25,167,638
Telecom Italia SpA (c)	6,074,100	18,972,301

Total Italy		44,139,939

Japan—21.9%
Aiful Corp.	147,700	11,023,184
East Japan Railway Co.	2,030	10,442,198
Fanuc, Ltd.	288,400	18,348,705
Fujitsu, Ltd.	2,435,000	12,789,189
Hoya Corp.	161,400	18,643,805
Mitsubishi Tokyo Financial
Group, Inc.	2,067	17,552,992
Murata Manufacturing Co., Ltd.	345,700	17,626,613
Nomura Holdings, Inc.	1,396,600	16,724,918
NTT DoCoMo, Inc.	7,581	11,219,962
Shin-Etsu Chemical Co., Ltd.	150,400	5,714,141
Shinsei Bank, Ltd.	2,026,900	10,938,419

Description	Shares	Value

Sony Corp.	502,600	$17,326,342
Takeda Pharmaceutical Co., Ltd.	423,800	21,035,105
The Joyo Bank, Ltd.	1,116,000	5,458,641
The Sumitomo Trust and
Banking Co., Ltd.	1,804,000	10,989,081
Tokyo Gas Co., Ltd.	4,393,000	16,452,441
Toyota Motor Corp.	1,034,400	37,059,543

Total Japan		259,345,279

Netherlands—4.4%
Heineken NV (c)	478,293	14,788,812
Royal Dutch Petroleum Co. (c)	563,666	36,849,702

Total Netherlands		51,638,514

Norway—1.2%
Statoil ASA (c)	711,700	14,532,710

Singapore—1.3%
Oversea-Chinese Banking
Corp., Ltd. (c)	2,218,620	15,252,766

Switzerland—10.1%
Compagnie Financiere
Richemont AG, A Shares	398,500	13,406,721
Credit Suisse Group (c)	744,320	29,369,586
Nestle SA (c)	120,215	30,778,643
Novartis AG	731,800	34,873,460
Zurich Financial Services AG (a)	65,400	11,271,813

Total Switzerland		119,700,223

United Kingdom—22.8%
Barclays PLC	3,002,200	29,893,064
BP PLC	2,271,170	23,652,254
Cadbury Schweppes PLC	1,705,526	16,294,172
Cobham PLC	197,009	4,996,769
Diageo PLC	2,144,542	31,635,969
GlaxoSmithKline PLC	877,201	21,242,284
HSBC Holdings PLC	1,746,431	27,860,454
Imperial Tobacco Group PLC	609,840	16,429,398
Marks & Spencer Group PLC	3,101,501	20,041,210
National Grid Transco PLC	544,095	5,276,170
Prudential PLC	1,584,016	14,089,865
Royal Bank of Scotland Group PLC	1,130,200	34,155,420
Unilever PLC	2,528,000	24,401,107

Total United Kingdom		269,968,136

Total Common Stocks
(Identified cost $1,047,787,011)		1,155,747,137

Preferred Stock—1.1%

Germany—1.1%
Porsche AG
(Identified cost $9,435,454) (c)	16,757	12,611,118

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Principal Amount (000)	Value

Lazard International Equity Portfolio (concluded)
Short-Term Investments—35.7%
Repurchase Agreement—13.1%
State Street Bank and Trust Co., 2.30%, 07/01/05 (Dated 06/30/05, collateralized by $152,445,000 United States Treasury Note, 4.75%, 11/15/08, with a value of $158,423,740) Proceeds of $155,325,923	$155,316	$155,316,000

Description	Principal Amount (000)	Value

Collateral for Securities
on Loan—22.6%
State Street Navigator Securities Lending Prime Portfolio, 3.27% (e), (f)	$267,937	$267,936,586

Total Short-Term Investments
(Identified cost $423,252,586)		423,252,586

Total Investments—134.4%
(Identified cost $1,480,475,051) (b)		$1,591,610,841

Liabilities in Excess of Cash and
Other Assets—(34.4)%		(407,470,507)

Net Assets—100.0%		$1,184,140,334

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard International Equity Select Portfolio
Common Stocks—95.9%
Denmark—1.9%
Danske Bank A/S ADR	11,800	$354,944

Finland—4.3%
Nokia Oyj Sponsored ADR	48,000	798,720

France—12.3%
Axa Sponsored ADR	15,600	388,596
Sanofi-Aventis ADR	9,400	385,306
Societe Generale Sponsored ADR	27,400	557,864
Total SA Sponsored ADR	4,900	572,565
Vivendi Universal SA Sponsored ADR	11,400	357,162

Total France		2,261,493

Germany—4.8%
Schering AG ADR	5,600	345,464
Siemens AG Sponsored ADR	7,400	537,610

Total Germany		883,074

Ireland—2.1%
Allied Irish Banks PLC Sponsored ADR	9,100	390,845

Italy—5.2%
Eni SpA Sponsored ADR	4,500	576,900
SanPaolo IMI SpA Sponsored ADR	13,600	372,368

Total Italy		949,268

Japan—9.6%
Canon, Inc. Sponsored ADR	10,900	573,667
Hoya Corp. Sponsored ADR	1,675	193,462
Kao Corp. Sponsored ADR	2,250	530,415
Nomura Holdings, Inc. ADR	39,200	468,440

Total Japan		1,765,984

Netherlands—6.2%
Heineken NV ADR	17,300	534,570
Royal Dutch Petroleum Co.,
NY Shares	9,400	610,060

Total Netherlands		1,144,630

Switzerland—17.6%
Compagnie Financiere
Richemont AG Sponsored ADR	11,400	383,040
Credit Suisse Group Sponsored ADR	13,400	524,476
Nestle SA Sponsored ADR	8,400	537,012

Description	Shares	Value

Novartis AG ADR	7,400	$351,056
Roche Holding AG Sponsored ADR	6,700	423,641
Swiss Re Sponsored ADR	5,300	325,579
UBS AG	8,800	685,080

Total Switzerland		3,229,884

United Kingdom—31.9%
Barclays PLC Sponsored ADR	17,400	694,956
BP PLC Sponsored ADR	9,000	561,420
Cadbury Schweppes PLC
Sponsored ADR	20,000	766,600
Diageo PLC Sponsored ADR	9,400	557,420
GlaxoSmithKline PLC ADR	16,000	776,160
HSBC Holdings PLC Sponsored ADR	9,300	740,745
Tesco PLC Sponsored ADR	19,700	337,662
Unilever PLC Sponsored ADR	19,100	742,035
Vodafone Group PLC Sponsored ADR	28,800	700,416

Total United Kingdom		5,877,414

Total Common Stocks
(Identified cost $14,771,925)		17,656,256

	Principal Amount (000)

Repurchase Agreement—5.6%
State Street Bank and Trust Co., 2.60%, 07/01/05 (Dated 06/30/05, collateralized by $1,010,000 United States Treasury Note, 4.25%, 08/15/14, with a value of $1,047,875) Proceeds of $1,024,074 (Identified cost $1,024,000)	$1,024	1,024,000

Total Investments—101.5%
(Identified cost $15,795,925) (b)		$18,680,256

Liabilities in Excess of Cash and
Other Assets—(1.5)%		(276,272)

Net Assets—100.0%		$18,403,984

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard International Small Cap Portfolio
Common Stocks—97.1%
Australia—3.4%
ABC Learning Centres, Ltd. (c)	801,410	$3,408,680
John Fairfax Holdings, Ltd.	1,731,894	5,676,584
Macquarie Infrastructure Group (c)	3,158,234	10,014,630

Total Australia		19,099,894

Austria—1.1%
Erste Bank der oesterreichischen
Sparkassen AG	120,700	6,045,207

Finland—6.0%
Amer Sports Oyj (c)	464,700	8,832,644
Nokian Renkaat Oyj (c)	434,800	7,927,439
Sampo Oyj, A Shares	697,400	10,874,672
TietoEnator Oyj	205,700	6,275,570

Total Finland		33,910,325

France—4.3%
Carbone Lorraine SA (c)	175,726	8,350,146
Neopost SA (c)	183,100	16,126,485

Total France		24,476,631

Germany—5.8%
Fielmann AG (c)	103,700	7,005,374
Puma AG (a)	42,100	10,432,199
Rheinmetall AG	113,000	5,693,757
Techem AG (a)	221,846	9,400,220

Total Germany		32,531,550

Greece—2.8%
OPAP SA	334,050	9,625,135
Piraeus Bank SA	321,600	6,019,271

Total Greece		15,644,406

Hong Kong—3.5%
Esprit Holdings, Ltd.	1,926,765	13,942,667
Texwinca Holdings, Ltd.	7,042,000	5,843,194

Total Hong Kong		19,785,861

Ireland—5.2%
Anglo Irish Bank Corp. PLC	884,746	10,978,951
DCC PLC	463,700	9,262,738
Grafton Group PLC Units (a)	769,100	8,920,038

Total Ireland		29,161,727

Italy—3.1%
Davide Campari-Milano SpA (c)	1,351,800	9,917,528
Lottomatica SpA (c)	239,600	7,814,529

Total Italy		17,732,057

Description	Shares	Value

Japan—20.6%
ABC-MART, Inc.	99,300	$3,091,643
Bosch Corp.	1,067,000	5,642,650
Chiyoda Corp. (c)	700,000	8,686,039
Credit Saison Co., Ltd.	239,000	7,958,758
Daito Trust Construction Co., Ltd. (c)	263,000	9,849,743
Don Quijote Co., Ltd. (c)	87,400	4,763,974
eAccess, Ltd. (c)	6,210	4,186,328
Hisamitsu Pharmaceutical
Co., Inc. (c)	406,000	10,826,911
JSR Corp. (c)	376,500	7,950,636
Leopalace21 Corp. (c)	555,700	9,242,443
OSG Corp. (c)	668,800	8,461,850
Rinnai Corp. (c)	244,700	6,039,658
Sanyo Shokai, Ltd. (c)	1,132,000	5,863,803
Secom Techno Service Co., Ltd.	167,500	5,426,631
Suruga Bank, Ltd.	978,000	7,978,630
USS Co., Ltd. (c)	105,800	6,750,348
Yoshinoya D&C Co., Ltd. (c)	2,417	3,577,186

Total Japan		116,297,231

Netherlands—7.7%
Fugro NV (c)	470,508	11,705,695
IHC Caland NV (c)	97,702	6,706,638
James Hardie Industries NV	1,355,200	7,840,477
Koninklijke Boskalis Westminster NV	162,636	6,349,869
SBM Offshore NV (c)	216,132	10,814,411

Total Netherlands		43,417,090

Norway—2.3%
Stolt Offshore SA (a)	630,200	5,759,498
Tandberg ASA (c)	674,400	7,220,778

Total Norway		12,980,276

Spain—5.6%
Abengoa SA (c)	557,300	6,477,071
Corporacion Mapfre SA	382,226	5,724,114
Indra Sistemas SA (c)	629,600	12,477,621
Prosegur Compania de
Seguridad SA (c)	329,100	6,952,511

Total Spain		31,631,317

Sweden—3.4%
Getinge AB, B Shares (c)	702,500	9,580,833
Swedish Match AB (c)	830,100	9,434,223

Total Sweden		19,015,056

Switzerland—2.5%
Edipresse SA	14,260	7,235,188
Geberit AG	11,300	7,232,847

Total Switzerland		14,468,035

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard International Small Cap Portfolio (concluded)
United Kingdom—19.8%
Brit Insurance Holdings PLC	3,794,000	$6,018,487
Bunzl PLC	649,307	6,063,656
Carpetright PLC	285,400	4,982,642
Cattles PLC	1,019,232	5,626,917
Enterprise Inns PLC	620,000	9,268,394
Filtrona PLC (a)	438,754	1,911,059
George Wimpey PLC	864,800	6,804,982
Halfords Group PLC	1,131,820	5,984,752
Inmarsat PLC	441,443	2,674,472
Intertek Group PLC	680,200	8,558,950
Man Group PLC	316,534	8,209,858
Northgate PLC	620,600	10,100,535
Premier Oil PLC (a)	570,500	7,127,466
Regus Group PLC (a)	4,672,483	7,851,737
Signet Group PLC Sponsored ADR (c)	501,236	9,854,300
Trinity Mirror PLC	456,800	5,060,126
William Hill PLC	572,300	5,534,291

Total United Kingdom		111,632,624

Total Common Stocks
(Identified cost $382,329,462)		547,829,287

Warrant—0.0%
Japan—0.0%
Belluna Co., Ltd. Right,
09/29/06
(Identified cost $20,894) (a), (g)	21,850	0

Description	Principal Amount (000)	Value

Short-Term Investments—28.8%
Repurchase Agreement—4.3%
State Street Bank and Trust Co., 2.60%, 07/01/05 Dated 06/30/05, collateralized by $24,100,000 United States Treasury Note, 4.25%, 8/15/14, with a value of $25,003,750) Proceeds of $24,511,770	$24,510	$24,510,000

Collateral for Securities
on Loan—24.5%
State Street Navigator Securities
Lending Prime Portfolio,
3.27% (e), (f)	138,254	138,253,787

Total Short-Term Investments
(Identified cost $162,763,787)		162,763,787

Total Investments—125.9%
(Identified cost $545,114,143) (b)		$710,593,074

Liabilities in Excess of Cash and
Other Assets—(25.9)%		(146,342,947)

Net Assets—100.0%		$564,250,127

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Emerging Markets Portfolio
Common Stocks—86.6%
Brazil—9.4%
All America Latina Logistica	245,400	$7,221,192
Brasil Telecom Participacoes SA
ADR (c)	279,600	10,093,560
Companhia de Bebidas das
Americas ADR (c)	62,018	1,578,978
Companhia de Concessoes
Rodoviarias	319,300	7,420,362
Companhia Vale do Rio Doce ADR	620,200	18,159,456
Empresa Brasileira de Aeronautica
SA ADR (c)	217,000	7,176,190
Grendene SA	420,900	2,898,088
Petroleo Brasileiro SA ADR (c)	449,000	23,406,370
Souza Cruz SA	756,600	9,163,142

Total Brazil		87,117,338

Canada—1.2%
PetroKazakhstan, Inc., Class A	298,900	10,933,762

Chile—0.9%
Administradora de Fondos de
Pensiones Provida SA
Sponsored ADR	308,800	7,855,872

China—2.9%
China Techfaith Wireless
Communication Technology, Ltd.
ADR (a), (c)	388,200	6,316,014
People’s Food Holdings, Ltd.	17,239,000	8,888,716
Yanzhou Coal Mining Co., Ltd.	15,304,000	12,009,622

Total China		27,214,352

Egypt—4.2%
Commercial International Bank	1,583,200	13,119,310
Orascom Construction Industries	243,062	7,049,532
Orascom Telecom Holding SAE	188,929	19,145,675

Total Egypt		39,314,517

Hong Kong—4.4%
China Netcom Group Corp.
(Hong Kong), Ltd.	5,292,500	7,693,676
CNOOC, Ltd. ADR (c)	131,200	7,782,784
Hutchison Telecommunications
International, Ltd. (a)	6,897,000	6,831,963
Pacific Basin Shipping, Ltd.	16,420,000	7,815,728
Texwinca Holdings, Ltd.	13,180,000	10,936,282

Total Hong Kong		41,060,433

Hungary—2.0%
Gedeon Richter Rt.	61,690	9,078,980
MOL Magyar Olaj-es Gazipari Rt.	110,300	9,264,008

Total Hungary		18,342,988

Description	Shares	Value

India—8.0%
Hero Honda Motors, Ltd.	565,300	$7,518,698
Hindalco Industries, Ltd.	348,047	9,612,117
Hindustan Lever, Ltd.	2,078,600	7,821,043
Reliance Industries, Ltd.	1,043,100	15,399,399
Satyam Computer Services, Ltd.	1,251,039	14,602,169
State Bank of India	1,253,100	19,642,371

Total India		74,595,797

Indonesia—3.3%
PT Bank Mandiri	36,773,000	5,651,588
PT Telekomunikasi Indonesia
Sponsored ADR (c)	1,207,700	25,180,545

Total Indonesia		30,832,133

Israel—1.2%
Bank Hapoalim, Ltd.	3,629,900	11,396,935

Mexico—5.9%
America Telecom SA de CV,
Series A1 Shares (a)	2,141,000	6,829,894
Fomento Economico Mexicano SA
de CV Sponsored ADR	197,200	11,747,204
Grupo Televisa SA Sponsored ADR	183,900	11,418,351
Kimberly-Clark de Mexico SA
de CV, Series A Shares	1,600,300	5,476,148
Telefonos de Mexico SA de CV,
Series L Shares Sponsored ADR	367,600	6,943,964
Urbi, Desarrollos Urbanos, SA
de CV (a)	2,291,000	12,570,280

Total Mexico		54,985,841

Morocco—0.6%
Maroc Telecom	649,845	5,967,968

Peru—0.9%
Credicorp, Ltd.	398,300	7,922,187

Philippines—0.7%
Philippine Long Distance
Telephone Co. Sponsored ADR (c)	223,000	6,478,150

Russia—4.3%
AFK Sistema Sponsored GDR (d)	429,610	7,045,604
LUKOIL Sponsored ADR (c)	416,000	15,312,960
Mobile TeleSystems Sponsored ADR	420,000	14,133,000
Wimm-Bill-Dann Foods OJSC
ADR (a), (c)	206,500	3,392,795

Total Russia		39,884,359

South Africa—8.4%
ABSA Group, Ltd.	1	12
Edgars Consolidated Stores, Ltd.	248,550	10,798,749
Impala Platinum Holdings, Ltd.	165,600	14,813,962
Kumba Resources, Ltd.	912,000	7,953,429

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard Emerging Markets Portfolio (concluded)
Old Mutual PLC	5,905,000	$12,912,980
Sanlam, Ltd.	2,999,800	5,277,120
Sasol, Ltd.	385,200	10,435,693
Steinhoff International Holdings, Ltd.	7,011,756	16,180,208

Total South Africa		78,372,153

South Korea—17.8%
Daewoo Shipbuilding & Marine
Engineering Co., Ltd. GDR (d)	158,900	5,982,585
GS Engineering & Construction
Corp	218,300	7,202,738
Hite Brewery Co., Ltd.	79,200	6,835,646
Hyundai Motor Co	166,000	9,235,607
Kangwon Land, Inc	604,600	8,658,036
Kookmin Bank	585,483	26,654,064
KT Corp. Sponsored ADR (c)	371,936	7,996,624
LG Chem, Ltd.	177,800	6,502,990
LG Electronics, Inc	100,700	6,411,282
LG Household & Health Care, Ltd.	266,700	10,580,261
LG.Philips LCD Co., Ltd. ADR (a), (c)	269,500	6,160,770
POSCO	41,900	7,398,887
POSCO ADR (c)	42,000	1,846,740
Samsung Electronics Co., Ltd.	78,181	37,369,535
Samsung Fire & Marine
Insurance Co., Ltd.	125,738	10,207,468
Samsung SDI Co., Ltd.	61,300	5,759,294

Total South Korea		164,802,527

Taiwan—6.3%
Advantech Co., Ltd.	3,569,327	8,467,351
Chinatrust Financial Holding
Co., Ltd.	5,307,513	5,791,754
Delta Electronics, Inc.	3,771,000	5,862,461
Delta Electronics, Inc.
Sponsored GDR	740,056	5,754,676
Fubon Financial Holding Co., Ltd.	8,322,000	8,107,340
Hon Hai Precision Industry Co., Ltd.	2,934,269	15,267,424
Taiwan Semiconductor
Manufacturing Co., Ltd.	5,160,736	8,994,213

Total Taiwan		58,245,219

Thailand—0.7%
Thai Union Frozen Products PCL	9,450,600	6,289,727

Turkey—2.6%
Akbank TAS	2,439,424	14,064,818
Turkcell Iletisim Hizmetleri AS
ADR (c)	821,130	10,387,291

Total Turkey		24,452,109

Description	Shares	Value

Venezuela—0.9%
Compania Anonima Nacional
Telefonos de Venezuela ADR	420,273	$7,959,971

Total Common Stocks
(Identified cost $561,995,897)		804,024,338

Preferred Stocks—7.9%
Brazil—7.9%
Caemi Mineracao e Metalurgia SA	29,477,400	27,461,478
Companhia Brasileira de
Distribuicao Grupo Pao de
Acucar Sponsored ADR (c)	228,300	4,540,887
Companhia de Bebidas das
Americas ADR (c)	371,491	11,479,072
Companhia Paranaense de
Energia-Copel Sponsored ADR	2,069,799	11,611,572
Telemar Norte Leste SA	471,017	11,249,358
Usinas Siderurgicas de Minas
Gerais SA	407,700	6,577,756

Total Brazil		72,920,123

Total Preferred Stocks
(Identified cost $43,743,742)		72,920,123

	Principal Amount (000)

Short-Term Investments—15.0%
Repurchase Agreement—4.3%
State Street Bank and Trust Co., 2.60%, 07/01/05 (Dated 06/30/05, collateralized by $40,530,000 United States Treasury Note, 3.50%, 02/15/10, with a value of $40,580,663) Proceeds of $39,786,873	$39,784	39,784,000

Collateral for Securities
on Loan—10.7%
State Street Navigator Securities
Lending Prime Portfolio,
3.27% (e), (f)	99,697	99,696,574

Total Short-Term Investments
(Identified cost $139,480,574)		139,480,574

Total Investments—109.5%
(Identified cost $745,220,213) (b)		$1,016,425,035

Liabilities in Excess of Cash and
Other Assets—(9.5)%		(88,446,420)

Net Assets—100.0%		$927,978,615

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Principal Amount (000)	Value

Lazard Bond Portfolio
Commercial Mortgage-Backed
Security—5.4%
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A4, 4.547%, 12/10/41 (Identified cost $1,313,275)	$1,310	$1,317,109

Corporate Bonds—39.0%
Aerospace & Defense—0.5%
Boeing Capital Corp.,
5.75%, 02/15/07 (c)	120	123,045

Automotive—1.2%
Ford Motor Credit Co.,
7.00%, 10/01/13 (c)	300	290,250
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (h)	50	5

		290,255

Banking—4.2%
Bank One Corp.,
6.00%, 08/01/08	250	262,746
U.S. Bancorp,
3.125%, 03/15/08 (c)	325	316,806
Wachovia Corp.,
4.95%, 11/01/06 (c)	300	303,986
Wells Fargo & Co.,
5.90%, 05/21/06 (c)	155	157,529

		1,041,067

Brewery—1.2%
Anheuser-Busch Cos., Inc.,
7.50%, 03/15/12	250	294,613

Cable & Broadcasting—1.0%
AT&T Broadband Corp.,
8.375%, 03/15/13 (c)	200	243,944

Computers & Business
Equipment—1.1%
Hewlett-Packard Co.,
5.50%, 07/01/07 (c)	275	282,492

Consumer Products—0.7%
Fortune Brands, Inc.,
2.875%, 12/01/06 (c)	175	171,338

Energy—4.2%
Conoco Funding Co.,
6.35%, 10/15/11	330	364,851
Duke Capital LLC,
7.50%, 10/01/09 (c)	130	144,299

Description	Principal Amount (000)	Value

Enbridge, Inc.,
4.90%, 03/01/15	$210	$210,120
USX Corp.,
6.65%, 02/01/06	170	172,988
Valero Energy Corp.,
3.50%, 04/01/09	145	139,902

		1,032,160

Financial Services—10.9%
American General Finance Corp.,
5.375%, 10/01/12 (c)	345	357,139
Bear Stearns Cos., Inc.,
4.00%, 01/31/08 (c)	355	353,461
Citigroup, Inc.,
5.00%, 03/06/07 (c)	350	355,822
General Electric Capital Corp.,
5.35%, 03/30/06 (c)	250	252,654
Goldman Sachs Group, Inc.,
5.00%, 10/01/14 (c)	200	202,149
Household Finance Corp.,
6.375%, 08/01/10	280	302,651
MBNA America Bank NA,
7.125%, 11/15/12	225	260,265
Merrill Lynch & Co., Inc.,
5.45%, 07/15/14 (c)	300	317,236
SLM Corp.,
4.00%, 01/15/09 (c)	280	277,970

		2,679,347

Food & Beverages—1.2%
Sara Lee Corp.,
6.25%, 09/15/11 (c)	275	294,979

Insurance—2.0%
Allstate Corp.,
7.50%, 06/15/13	155	184,963
MetLife, Inc.,
5.00%, 11/24/13 (c)	290	295,694

		480,657

Telecommunications—3.1%
AT&T Wireless Services, Inc.,
8.125%, 05/01/12	250	299,471
SBC Communications, Inc.,
5.10%, 09/15/14 (c)	250	255,445
Verizon Global Funding Corp.,
6.125%, 06/15/07	200	207,557

		762,473

Transportation—1.2%
Norfolk Southern Corp.,
6.75%, 02/15/11 (c)	260	289,090

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Principal Amount (000)	Value

Lazard Bond Portfolio (concluded)
Utilities—6.5%
Alabama Power Co.,
2.65%, 02/15/06	$345	$342,847
MidAmerican Energy Co.,
6.375%, 06/15/06	104	106,242
Public Service Electric & Gas Co.,
6.375%, 05/01/08	500	529,270
Virginia Electric & Power Co.,
5.375%, 02/01/07 (c)	325	330,939
Wisconsin Electric Power Co.,
4.50%, 05/15/13	300	300,115

		1,609,413

Total Corporate Bonds
(Identified cost $9,581,280)		9,594,873

U.S. Government Securities—25.5%
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/06	4,490	4,431,801
3.75%, 04/15/07	750	749,194
4.125%, 07/12/10	280	280,941
4.50%, 01/15/15	815	829,646

Total U.S. Government Securities
(Identified cost $6,269,028)		6,291,582

U.S. Treasury Securities—28.9%
United States Treasury Bond,
7.25%, 05/15/16	2,215	2,836,507
United States Treasury Notes:
2.50%, 10/31/06	3,940	3,884,170
4.00%, 02/15/15	405	406,495

Total U.S. Treasury Securities
(Identified cost $7,067,198)		7,127,172

Description	Principal Amount (000)	Value

Short-Term Investments—21.0%
Repurchase Agreement—1.6%
State Street Bank and Trust Co., 2.60%, 07/01/05 (Dated 06/30/05, collateralized by $410,000 United States Treasury Note, 3.50%, 02/15/10, with a value of $410,513) Proceeds of $400,029	$400	$400,000

Collateral for Securities
on Loan—19.4%
State Street Navigator Securities
Lending Prime Portfolio,
3.27% (e), (f)	4,782	4,781,633

Total Short-Term Investments
(Identified cost $5,181,633)		5,181,633

Total Investments—119.8%
(Identified cost $29,412,414) (b)		$29,512,369

Liabilities in Excess of Cash and
Other Assets—(19.8)%		(4,885,985)

Net Assets—100.0%		$24,626,384

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio
Corporate Bonds—91.6%
Aerospace & Defense—1.7%
Sequa Corp.,
8.875%, 04/01/08	$1,300	$1,397,500

Agriculture—2.1%
Case New Holland, Inc.,
6.00%, 06/01/09 (d)	725	696,000
Southern States Cooperative, Inc.,
10.50%, 11/01/10 (d)	1,000	995,000

		1,691,000

Automotive—4.6%
Dana Corp.,
9.00%, 08/15/11	1,100	1,232,000
Ford Motor Credit Co.,
7.00%, 10/01/13 (c)	800	774,000
General Motors Acceptance Corp.,
6.75%, 12/01/14 (c)	550	493,669
TRW Automotive, Inc.:
9.375%, 02/15/13 (c)	870	965,700
11.00%, 02/15/13 (c)	227	261,050
Venture Holdings Co. LLC,
12.00%, 06/01/09 (a), (h)	2,840	284

		3,726,703

Building & Construction—1.4%
KB Home,
7.75%, 02/01/10 (c)	1,060	1,110,350

Building Materials—3.1%
Goodman Global Holdings, Inc.,
7.875%, 12/15/12 (c), (d)	775	716,875
Legrand SA,
8.50%, 02/15/25	925	1,123,875
Texas Industries, Inc.,
10.25%, 06/15/11 (c)	525	608,344

		2,449,094

Cable Television—6.7%
Charter Communications Holdings LLC,
10.75%, 10/01/09	650	503,750
CSC Holdings, Inc.,
7.625%, 04/01/11 (c)	1,002	996,990
DirectTV Holdings LLC,
6.375%, 06/15/15 (d)	475	472,031
EchoStar DBS Corp.:
6.625%, 10/01/14 (c)	435	429,563
9.125%, 01/15/09 (c)	195	207,675
Mediacom Broadband LLC,
11.00%, 07/15/13	825	893,063

Description	Principal Amount (000)	Value

Rogers Cable, Inc.,
6.25%, 06/15/13 (c)	$905	$902,737
Shaw Communications, Inc.,
7.25%, 04/06/11	900	978,750

		5,384,559

Chemicals—5.9%
Acetex Corp.,
10.875%, 08/01/09	1,000	1,055,000
ARCO Chemical Co.,
9.80%, 02/01/20	535	599,200
Ethyl Corp.,
8.875%, 05/01/10	300	312,000
Huntsman ICI Chemicals,
10.125%, 07/01/09 (c)	825	848,719
Huntsman International LLC,
9.875%, 03/01/09 (c)	325	347,750
ISP Holdings, Inc.,
10.625%, 12/15/09	524	561,990
Lyondell Chemical Co.,
9.625%, 05/01/07 (c)	500	533,750
Westlake Chemical Corp.,
8.75%, 07/15/11	471	509,857

		4,768,266

Containers—2.6%
Crown Euro Holdings SA:
9.50%, 03/01/11	875	969,062
10.875%, 03/01/13	500	590,000
Graham Packaging Co., Inc.:
8.50%, 10/15/12 (d)	250	254,375
9.875%, 10/15/14 (c), (d)	250	250,000

		2,063,437

Diversified—1.8%
AMSTED Industries, Inc.,
10.25%, 10/15/11 (d)	1,345	1,439,150

Electronics—3.2%
Freescale Semiconductor, Inc.,
7.125%, 07/15/14	750	804,375
PerkinElmer, Inc.,
8.875%, 01/15/13	650	719,875
Thomas & Betts Corp.,
7.25%, 06/01/13	1,000	1,057,500

		2,581,750

Energy—3.7%
ANR Pipeline Co.,
8.875%, 03/15/10 (c)	500	547,500
CITGO Petroleum Corp.,
6.00%, 10/15/11	275	276,375

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio (continued)
Compton Petroleum Corp.,
9.90%, 05/15/09	$245	$257,250
Kerr-McGee Corp.,
6.875%, 09/15/11 (c)	400	426,512
Northwest Pipeline Corp.,
8.125%, 03/01/10	850	922,250
Southern Natural Gas Co.,
8.875%, 03/15/10 (c)	500	548,750

		2,978,637

Environmental—1.1%
Allied Waste North America, Inc.,
8.875%, 04/01/08	230	240,350
Browning-Ferris Industries, Inc.,
7.40%, 09/15/35	775	666,500

		906,850

Equipment Rental—1.7%
H&E Equipment Services LLC,
11.125%, 06/15/12	780	858,000
United Rentals North America, Inc.,
6.50%, 02/15/12 (c)	500	491,875

		1,349,875

Financial Services—0.0%
Finance One PLC,
0.00%, 01/03/08 (a), (h), (i), (j)	20,000	0
Morgan Guarantee Trust,
0.00%, 07/31/06 (a), (h), (i), (j)	10,569	0

		0

Food & Beverages—1.0%
Burns Philp Capital Property, Ltd.,
9.75%, 07/15/12	635	682,625
Dole Foods Co., Inc.,
8.875%, 03/15/11	98	104,615

		787,240

Forest & Paper Products—6.1%
Bowater Canada Finance,
7.95%, 11/15/11 (c)	1,050	1,113,000
Georgia-Pacific Corp.:
8.875%, 02/01/10	275	312,125
9.50%, 12/01/11 (c)	500	603,125
Kappa Beheer BV,
10.625%, 07/15/09	1,120	1,180,200
Smurfit Capital Funding PLC,
7.50%, 11/20/25	1,760	1,654,400

		4,862,850

Description	Principal Amount (000)	Value

Gaming—4.5%
Majestic Star Casino LLC,
9.50%, 10/15/10	$250	$257,500
Mandalay Resort Group:
9.375%, 02/15/10 (c)	1,035	1,154,025
10.25%, 08/01/07	655	720,500
Sun International Hotels, Ltd.,
8.875%, 08/15/11	990	1,059,300
Wheeling Island Gaming, Inc.,
10.125%, 12/15/09	405	429,300

		3,620,625

Health Services—1.5%
Fresenius Medical Capital Trust,
7.875%, 02/01/08 (c)	1,120	1,176,000

Hotels—5.4%
Host Marriott LP,
9.25%, 10/01/07	1,285	1,391,012
ITT Corp.,
7.375%, 11/15/15	750	836,250
John Q. Hammons Hotels,
8.875%, 05/15/12	585	640,575
La Quinta Properties, Inc.,
8.875%, 03/15/11 (c)	800	866,000
MeriStar Hospitality Corp.:
9.00%, 01/15/08 (c)	295	306,800
9.125%, 01/15/11 (c)	270	280,800

		4,321,437

Insurance—3.8%
Crum & Forster Holdings Corp.,
10.375%, 06/15/13	1,100	1,199,000
Leucadia National Corp.,
7.00%, 08/15/13	950	953,562
Presidential Life Corp.,
7.875%, 02/15/09	865	882,300

		3,034,862

Leisure & Entertainment—0.9%
Intrawest Corp.,
7.50%, 10/15/13	300	307,500
Royal Caribbean Cruises, Ltd.,
8.00%, 05/15/10	400	444,000

		751,500

Media-Diversified—1.5%
CanWest Media, Inc.,
8.00%, 09/15/12	1,160	1,221,607

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (continued)
June 30, 2005 (unaudited)

Description	Principal Amount (000)	Value

Lazard High Yield Portfolio (continued)
Medical Products & Services—0.7%
Medquest, Inc.,
11.875%, 08/15/12	$75	$70,875
Tenet Healthcare Corp.,
7.375%, 02/01/13 (c)	500	496,250

		567,125

Metals & Mining—2.2%
Arch Western Finance LLC,
6.75%, 07/01/13	1,000	1,032,500
Century Aluminum Co.,
7.50%, 08/15/14 (c)	225	223,875
Peabody Energy Corp.,
6.875%, 03/15/13 (c)	500	532,500

		1,788,875

Printing & Publishing—2.2%
Dex Media East LLC,
12.125%, 11/15/12 (c)	195	233,513
Phoenix Color Corp.,
10.375%, 02/01/09	515	478,306
R.H. Donnelley, Inc.,
10.875%, 12/15/12 (c)	440	512,600
The Sheridan Group, Inc.,
10.25%, 08/15/11	300	312,000
Vertis, Inc.,
10.875%, 06/15/09 (c)	265	251,750

		1,788,169

Real Estate—2.4%
AMR Real Estate Partners:
7.125%, 02/15/13 (d)	500	492,500
8.125%, 06/01/12	350	362,250
CB Richard Ellis Services, Inc.,
9.75%, 05/15/10	227	250,268
Forest City Enterprises, Inc.,
7.625%, 06/01/15 (c)	475	508,250
Senior Housing Properties Trust,
7.875%, 04/15/15	275	294,250

		1,907,518

Retail—2.2%
Saks, Inc.,
9.875%, 10/01/11	1,250	1,353,125
ShopKo Stores, Inc.,
9.25%, 03/15/22	410	442,800

		1,795,925

Shipping—1.4%
CP Ships, Ltd.,
10.375%, 07/15/12 (c)	990	1,108,800

Description	Principal Amount (000)	Value

Steel—1.8%
International Steel Group, Inc.,
6.50%, 04/15/14	$725	$697,813
United States Steel Corp.,
9.75%, 05/15/10 (c)	294	316,785
United States Steel LLC,
10.75%, 08/01/08	364	404,040

		1,418,638

Telecommunications—5.7%
American Cellular Corp.,
10.00%, 08/01/11 (c)	625	635,937
Citizens Communications Co.,
6.25%, 01/15/13 (c)	400	387,000
Nextel Communications, Inc.,
6.875%, 10/31/13	560	599,200
PanAmSat Corp.,
9.00%, 08/15/14	846	922,140
Qwest Services Corp.,
13.50%, 12/15/10	710	820,050
Rogers Wireless, Inc.,
9.625%, 05/01/11 (c)	1,000	1,175,000

		4,539,327

Tobacco—0.6%
Alliance One International, Inc.,
11.00%, 05/15/12 (d)	455	467,513

Transportation—3.5%
Kansas City Southern Railway Co.,
7.50%, 06/15/09	610	626,775
Laidlaw International, Inc.,
10.75%, 06/15/11	1,075	1,259,556
Stena AB,
7.50%, 11/01/13 (c)	975	960,375

		2,846,706

Utilities—4.6%
Alliant Energy Resources, Inc.,
9.75%, 01/15/13	500	649,708
Mission Energy Holding Co.,
13.50%, 07/15/08	500	593,750
MSW Energy Holdings LLC:
7.375%, 09/01/10	425	435,625
8.50%, 09/01/10	695	736,700
Reliant Energy Resources Corp.,
8.125%, 07/15/05	750	750,525
Reliant Energy, Inc.,
6.75%, 12/15/14 (c)	525	514,500

		3,680,808

Total Corporate Bonds
(Identified cost $72,083,149)		73,532,696

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Portfolios of Investments (concluded)
June 30, 2005 (unaudited)

Description	Shares	Value

Lazard High Yield Portfolio (concluded)
Preferred Stocks—2.4%
Broadcasting—0.8%
Paxson Communications Corp.,
14.25%, 11/15/06 (c)	104	$670,226

Telecommunications—1.6%
Alamosa Holdings, Inc.,
7.50%, 07/31/13 (c)	1,172	1,235,558

Total Preferred Stocks
(Identified cost $1,113,092)		1,905,784

Warrants—0.0%
Cable Television—0.0%
Ono Finance PLC:
03/16/11 (a), (d), (g)	470	4
05/31/09 (a), (d), (g)	500	5

		9

Retail—0.0%
Travelcenters of America, Inc.:
05/01/09 (a), (d), (g)	810	8
05/01/09 (a), (g)	965	10

		18

Total Warrants
(Identified cost $74,226)		27

Description	Principal Amount (000)	Value

Short-Term Investments—27.6%
Repurchase Agreement—4.2%
State Street Bank and Trust Co., 2.60%, 07/01/05 (Dated 06/30/05, collateralized by $3,445,000 United States Treasury Note, 3.50%, 02/15/10, with a value of $3,449,306) Proceeds of $3,379,244	$3,379	$3,379,000

Collateral for Securities on Loan—23.4%
State Street Navigator Securities Lending Prime Portfolio, 3.27% (e), (f)	18,822	18,822,001

Total Short-Term Investments
(Identified cost $22,201,001)		22,201,001

Total Investments—121.6%
(Identified cost $95,471,468) (b)		$97,639,508
Liabilities in Excess of Cash and Other Assets—(21.6)%		(17,355,880)

Net Assets—100.0%		$80,283,628

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments
June 30, 2005 (unaudited)

(a)	Non-income producing security.

(b)	For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) is as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Equity	$153,424,676	$14,507,465	$4,467,763	$10,039,702
U.S. Strategic Equity	1,044,509	36,181	41,509	(5,328)
Mid Cap	164,247,116	15,728,642	4,053,152	11,675,490
Small Cap	359,673,752	56,242,565	8,155,966	48,086,599
International Equity	1,480,475,051	135,146,673	24,010,883	111,135,790
International Equity Select	15,795,925	3,090,068	205,737	2,884,331
International Small Cap	545,114,143	171,321,639	5,842,708	165,478,931
Emerging Markets	745,220,213	282,081,158	10,876,336	271,204,822
Bond	29,412,414	200,093	100,138	99,955
High Yield	95,471,468	5,654,497	3,486,457	2,168,040

(c)	Security or portion thereof is out on loan.

(d)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.”

(e)	Rate shown reflects 7 day yield as of June 30, 2005.

(f)	Represents security purchased with cash collateral received for securities on loan.

(g)	Date shown is the expiration date.

(h)	Issue in default.

(i)	Bankrupt issuer; security valued at zero.

(j)	Principal amount denominated in respective country’s currency.

Security Abbreviations:

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
REIT — Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Portfolios of Investments (concluded)
June 30, 2005 (unaudited)

Portfolio holdings by industry (as percentage of net assets), for those Portfolios previously presented by country:

	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio

Industry
Aerospace & Defense	0.4%	—%	—%	0.8%
Apparel & Textiles	—	—	6.4	2.7
Automotive	6.1	—	7.8	1.8
Banking	17.9	23.5	5.5	11.2
Brewery	2.1	2.9	—	3.4
Building & Construction	1.2	—	9.4	2.9
Business Services & Supplies	—	—	5.8	—
Chemicals	0.5	—	1.8	3.5
Computer Services	—	—	3.3	—
Computer Software	—	—	—	1.6
Computers & Business Equipment	1.1	—	—	—
Cosmetics & Toiletries	—	2.9	—	—
Diversified	2.5	2.9	1.6	—
Drugs & Health Care	9.3	12.4	1.9	1.0
Education	—	—	0.6	—
Electronics	4.2	1.1	1.7	1.9
Financial Services	2.3	2.6	7.6	3.1
Food & Beverages	8.7	14.1	1.7	2.0
Forest & Paper Products	—	—	1.1	0.6
Household Products & Home Furnishings	—	—	3.0	3.7
Industrial & Machinery	—	—	1.5	—
Insurance	3.1	3.9	2.1	1.7
Leisure & Entertainment	—	—	9.6	0.9
Medical Products & Services	—	—	1.7	—
Metals & Mining	—	—	—	11.4
Multimedia	3.3	1.9	—	1.2
Oil & Gas	12.2	12.6	5.6	7.2
Printing & Publishing	—	—	0.9	—
Real Estate	—	—	1.6	—
Restaurants	—	—	0.6	—
Retail	4.2	3.9	7.9	0.5
Security Services	—	—	2.2	—
Semiconductors & Components	3.1	3.1	—	8.8
Shipbuilding	—	—	—	0.6
Telecommunications	6.9	3.8	1.2	16.6
Telecommunications Equipment	3.7	4.3	1.3	0.7
Tobacco	1.4	—	1.7	1.0
Transportation	0.9	—	—	2.4
Utilities	3.6	—	—	1.3

Subtotal	98.7	95.9	97.1	94.5
Repurchase Agreements	13.1	5.6	4.3	4.3
Collateral for Securities on Loan	22.6	—	24.5	10.7

Total Investments	134.4%	101.5%	125.9%	109.5%

The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank.

The Lazard Funds, Inc.
Statements of Assets and Liabilities
June 30, 2005 (unaudited)

	Lazard Equity Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio

ASSETS
Investments in securities, at value	$163,464,378	$1,039,181	$175,922,606
Cash	845	54,942	146
Foreign currency	—	—	—
Receivables for:
Investments sold	—	—	1,304,651
Capital stock sold	99,456	—	629,569
Dividends and interest	152,750	1,221	133,330
Income from securities loaned	3,130	—	34
Amount due from Investment Manager	—	14,700	—
Deferred offering expenses	—	14,532	—

Total assets	163,720,559	1,124,576	177,990,336

LIABILITIES
Payables for:
Amount due to Custodian in foreign currency	—	—	—
Management fees	80,889	—	107,110
Accrued distribution fees	2,814	19	8,125
Accrued directors’ fees	597	13	—
Amounts due upon return of securities on loan	33,446,987	—	—
Capital stock repurchased	21,227	—	366,366
Investments purchased	571,694	19,917	1,197,226
Dividends	—	—	—
Other accrued expenses and payables	63,123	69,508	44,136

Total liabilities	34,187,331	89,457	1,722,963

Net assets	$129,533,228	$1,035,119	$176,267,373

NET ASSETS
Paid in capital	$131,057,878	$1,026,309	$155,603,370
Undistributed (distributions in excess of) net investment income	672,474	1,482	328,782
Accumulated undistributed net realized gain (loss)	(12,236,826)	12,656	8,659,731
Net unrealized appreciation (depreciation) on:
Investments	10,039,702	(5,328)	11,675,490
Foreign currency	—	—	—

Net assets	$129,533,228	$1,035,119	$176,267,373

Institutional Shares
Net assets	$116,354,881	$935,322	$135,200,288
Shares of capital stock outstanding*	7,325,037	93,568	10,058,561
Net asset value, offering and redemption price per share	$15.88	$10.00	$13.44
Open Shares
Net assets	$13,178,347	$99,797	$41,067,085
Shares of capital stock outstanding*	830,406	10,000	3,092,865
Net asset value, offering and redemption price per share	$15.87	$9.98	$13.28

Cost of investments in securities	$153,424,676	$1,044,509	$164,247,116
Cost of foreign currency	$—	$—	$—

*$0.001 par value, 1,750,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

Lazard Small Cap Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio	Lazard Bond Portfolio	Lazard High Yield Portfolio

$407,760,351	$1,591,610,841	$18,680,256	$710,593,074	$1,016,425,035	$29,512,369	$97,639,508
820	938	103	896	221	847	274
—	1,651,080	—	—	1,130,451	—	—

1,647,825	8,831,269	—	4,703,683	20,458,278	—	—
72,318	2,749,629	491	346,824	1,371,602	—	—
256,683	3,397,244	50,654	1,675,255	3,890,899	215,643	1,632,839
11,292	114,679	—	49,598	29,428	775	3,167
—	—	521	—	—	—	—
—	—	—	—	—	—	—

409,749,289	1,608,355,680	18,732,025	717,369,330	1,043,305,914	29,729,634	99,275,788

—	—	—	4,118,871	—	—	—
215,197	819,750	—	356,220	750,174	9,512	11,588
9,526	15,062	1,719	9,183	11,311	—	795
3,782	11,963	76	4,322	2,502	459	666
79,465,307	267,936,586	—	138,253,787	99,696,574	4,781,633	18,822,001
152,451	136,912,281	—	1,206,236	2,132,941	266,580	100
5,282,000	18,119,970	292,843	8,929,958	12,101,605	—	—
—	—	—	—	—	4,519	112,894
113,340	399,734	33,403	240,626	632,192	40,547	44,116

85,241,603	424,215,346	328,041	153,119,203	115,327,299	5,103,250	18,992,160

$324,507,686	$1,184,140,334	$18,403,984	$564,250,127	$927,978,615	$24,626,384	$80,283,628

$232,933,644	$1,449,302,818	$15,471,281	$261,442,778	$587,397,438	$29,867,719	$135,113,118
437,387	44,124,436	218,380	7,010,033	11,620,482	(3,212)	(233,181)
43,050,056	(420,350,454)	(170,008)	130,390,368	57,763,967	(5,338,078)	(56,764,349)

48,086,599	111,135,790	2,884,331	165,478,931	271,204,822	99,955	2,168,040
—	(72,256)	—	(71,983)	(8,094)	—	—

$324,507,686	$1,184,140,334	$18,403,984	$564,250,127	$927,978,615	$24,626,384	$80,283,628

$278,515,921	$1,112,417,030	$9,276,050	$518,515,551	$866,474,226	$24,626,384	$76,861,366
14,822,888	88,282,294	838,266	26,585,448	56,738,789	2,547,645	14,408,072
$18.79	$12.60	$11.07	$19.50	$15.27	$9.67	$5.33

$45,991,765	$71,723,304	$9,127,934	$45,734,576	$61,504,389	N/A	$3,422,262
2,459,613	5,686,038	824,334	2,349,976	4,002,581	N/A	639,210
$18.70	$12.61	$11.07	$19.46	$15.37	N/A	$5.35

$359,673,752	$1,480,475,051	$15,795,925	$545,114,143	$745,220,213	$29,412,414	$95,471,468
$—	$1,651,080	$—	$—	$1,133,318	$—	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Operations
For the six months ended June 30, 2005 (unaudited)

	Lazard Equity Portfolio	Lazard U.S. Strategic Equity Portfolio	Lazard Mid Cap Portfolio

INVESTMENT INCOME
Income:
Dividends	$1,186,936	$6,213	$902,754
Interest	63,253	242	100,373
Income from securities loaned	16,295	—	6,763

Total investment income*	1,266,484	6,455	1,009,890

Expenses:
Management fees	502,805	3,298	541,779
Custodian fees	38,755	17,795	45,151
Administration fees	35,724	22,484	36,763
Distribution fees (Open Shares)	22,960	122	43,947
Professional services	23,949	20,852	23,250
Shareholders’ services	28,052	24,365	26,826
Directors’ fees and expenses	6,387	45	5,266
Registration fees	11,491	3,408	12,142
Shareholders’ reports	5,700	183	2,548
Amortization of offering expenses	—	14,694	—
Other	3,878	468	3,414

Total gross expenses	679,701	107,714	741,086
Management fees waived and expenses reimbursed	—	(91,120)	—
Administration fees waived	—	(11,250)	—
Expense reductions	(315)	(346)	(83)

Total net expenses	679,386	4,998	741,003

Net investment income	587,098	1,457	268,887

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
Investments**	8,652,718	12,656	6,983,536
Foreign currency	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	(10,599,204)	(5,328)	(2,682,854)
Foreign currency	—	—	—

Net realized and unrealized gain (loss) on investments and foreign currency	(1,946,486)	7,328	4,300,682

Net increase (decrease) in net assets resulting from operations	$(1,359,388)	$8,785	$4,569,569

*Net of foreign withholding taxes of	$3,269	$67	$—

**Net of foreign capital gains taxes of	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Lazard Small Cap Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Small Cap Portfolio	Lazard Emerging Markets Portfolio	Lazard Bond Portfolio	Lazard High Yield Portfolio

$1,794,557	$26,343,224	$316,228	$7,820,057	$16,792,968	$—	$60,057
184,710	314,448	7,851	156,733	364,482	637,673	3,523,903
77,224	959,085	—	483,899	151,534	4,278	18,309

2,056,491	27,616,757	324,079	8,460,689	17,308,984	641,951	3,602,269

1,475,090	5,498,238	71,687	2,364,400	4,290,453	78,948	235,379
95,201	806,670	23,279	467,870	1,043,221	22,822	40,890
61,651	145,214	24,002	85,366	108,125	21,735	30,875
58,536	101,018	8,303	69,497	55,011	—	4,550
31,979	60,840	20,787	38,327	41,880	20,774	22,859
34,327	36,600	23,671	39,429	39,377	13,902	25,404
20,761	75,657	795	31,777	39,133	1,843	4,419
13,584	14,340	12,069	15,503	15,416	7,768	14,469
12,119	20,729	1,139	7,403	66,032	679	1,252
—	—	—	—	—	—	—
14,921	36,837	984	17,169	20,363	1,413	5,561

1,818,169	6,796,143	186,716	3,136,741	5,719,011	169,884	385,658
—	—	(79,765)	—	(6,961)	(7,759)	(144,730)
—	—	—	—	—	—	—
(634)	(1,361)	—	—	—	—	(88)

1,817,535	6,794,782	106,951	3,136,741	5,712,050	162,125	240,840

238,956	20,821,975	217,128	5,323,948	11,596,934	479,826	3,361,429

23,893,937	112,931,847	497,268	83,582,310	50,434,326	(535,781)	1,296,626
—	(1,142,441)	—	(425,997)	(468,867)	—	12,304

(27,036,238)	(167,559,842)	(1,022,924)	(77,796,020)	14,714,663	100,565	(3,559,002)
—	(135,064)	—	(154,855)	(60,925)	—	(15,330)

(3,142,301)	(55,905,500)	(525,656)	5,205,438	64,619,197	(435,216)	(2,265,402)

$(2,903,345)	$(35,083,525)	$(308,528)	$10,529,386	$76,216,131	$44,610	$1,096,027

$779	$3,967,028	$46,168	$958,169	$1,416,913	$—	$—

$—	$—	$—	$—	$174,024	$—	$—

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets

	Lazard Equity Portfolio

	Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net Investment income	$587,098	$1,253,037
Net realized gain on investments	8,652,718	10,945,033
Net change in unrealized appreciation (depreciation) on investments	(10,599,204)	3,139,694

Net increase (decrease) in net assets resulting from operations	(1,359,388)	15,337,764

Distributions to shareholders:
From net investment income
Institutional Shares	—	(1,125,752)
Open Shares	—	(117,587)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	—	(1,243,339)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	10,972,497	15,718,219
Open Shares	1,774,387	3,819,237
Net proceeds from reinvestment of distributions
Institutional Shares	—	1,083,342
Open Shares	—	112,604
Cost of shares redeemed
Institutional Shares	(9,488,375)	(25,269,034)
Open Shares	(9,479,476)	(6,560,161)

Net increase (decrease) in net assets from capital stock transactions	(6,220,967)	(11,095,793)

Redemption fees:
Institutional Shares	4	1,092
Open Shares	9	—

Net increase in net assets from redemption fees	13	1,092

Total increase (decrease) in net assets	(7,580,342)	2,999,724
Net assets at beginning of period	137,113,570	134,113,846

Net assets at end of period*	$129,533,228	$137,113,570

*Includes undistributed net investment income	$672,474	$85,376

**Portfolio commenced operations on December 30, 2004.

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	7,233,860	7,816,187

Shares sold	691,388	1,040,408
Shares issued to shareholders from reinvestment of distributions	—	68,554
Shares repurchased	(600,211)	(1,691,289)

Net increase (decrease)	91,177	(582,327)

Shares outstanding at end of period	7,325,037	7,233,860

Open Shares:
Shares outstanding at beginning of period	1,314,098	1,495,813

Shares sold	112,326	257,757
Shares issued to shareholders from reinvestment of distributions	—	7,069
Shares repurchased	(596,018)	(446,541)

Net increase (decrease)	(483,692)	(181,715)

Shares outstanding at end of period	830,406	1,314,098

The accompanying notes are an integral part of these financial statements.

Lazard U.S. Strategic Equity Portfolio		Lazard Mid Cap Portfolio		Lazard Small Cap Portfolio

Six Months Ended June 30, 2005 (unaudited)	Period Ended December 31, 2004**	Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004	Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004

$1,457	$25	$268,887	$74,320	$238,956	$190,528
12,656	—	6,983,536	9,121,513	23,893,937	99,688,308
(5,328)	—	(2,682,854)	6,244,476	(27,036,238)	(31,648,021)

8,785	25	4,569,569	15,440,309	(2,903,345)	68,230,815

—	—	—	(131,171)	—	(1,416,443)
—	—	—	—	—	(11,546)

—	—	—	(4,208,667)	—	(61,419,693)
—	—	—	(2,347,191)	—	(7,971,213)

—	—	—	(6,687,029)	—	(70,818,895)

526,309	400,000	78,738,758	11,043,008	13,041,511	29,762,748
—	100,000	12,626,611	18,922,327	6,329,209	15,360,928

—	—	—	4,172,147	—	61,347,985
—	—	—	2,091,099	—	7,684,046

—	—	(3,669,877)	(4,824,546)	(122,799,226)	(164,807,014)
—	—	(2,841,072)	(7,919,427)	(10,362,536)	(21,713,204)

526,309	500,000	84,854,420	23,484,608	(113,791,042)	(72,364,511)

—	—	—	31	360	76,341
—	—	370	2,432	2	65

—	—	370	2,463	362	76,406

535,094	500,025	89,424,359	32,240,351	(116,694,025)	(74,876,185)
500,025	—	86,843,014	54,602,663	441,201,711	516,077,896

$1,035,119	$500,025	$176,267,373	$86,843,014	$324,507,686	$441,201,711

$1,482	$25	$328,782	$59,895	$437,387	$198,431

40,000	—	4,275,005	3,448,140	20,752,662	23,900,755

53,568	40,000	6,063,904	880,758	704,112	1,486,487
—	—	—	320,551	—	3,287,204
—	—	(280,348)	(374,444)	(6,633,886)	(7,921,784)

53,568	40,000	5,783,556	826,865	(5,929,774)	(3,148,093)

93,568	40,000	10,058,561	4,275,005	14,822,888	20,752,662

10,000	—	2,328,775	1,316,266	2,678,808	2,582,160

—	10,000	984,244	1,518,052	347,261	768,189
—	—	—	161,975	—	413,116
—	—	(220,154)	(667,518)	(566,456)	(1,084,657)

—	10,000	764,090	1,012,509	(219,195)	96,648

10,000	10,000	3,092,865	2,328,775	2,459,613	2,678,808

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (continued)

	Lazard International Equity Portfolio

	Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$20,821,975	$27,433,888
Net realized gain on investments and foreign currency	111,789,406	317,373,716
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(167,694,906)	(109,712,540)

Net increase (decrease) in net assets resulting from operations	(35,083,525)	235,095,064

Distributions to shareholders:
From net investment income
Institutional Shares	—	(30,925,843)
Open Shares	—	(1,250,602)
From net realized gains
Institutional Shares	—	—
Open Shares	—	—

Net decrease in net assets resulting from distributions	—	(32,176,445)

Capital stock transactions:
Net proceeds from sales
Institutional Shares	83,162,496	163,097,180
Open Shares	14,147,995	47,862,849
Net proceeds from reinvestment of distributions
Institutional Shares	—	29,288,344
Open Shares	—	942,475
Cost of shares redeemed
Institutional Shares	(447,323,164)	(978,488,975)
Open Shares	(29,971,505)	(75,387,025)

Net increase (decrease) in net assets from capital stock transactions	(379,984,178)	(812,685,152)

Redemption fees:
Institutional Shares	3,104	22,032
Open Shares	1,509	11,526

Net increase in net assets from redemption fees	4,613	33,558

Total increase (decrease) in net assets	(415,063,090)	(609,732,975)
Net assets at beginning of period	1,599,203,424	2,208,936,399

Net assets at end of period*	$1,184,140,334	$1,599,203,424

* Includes undistributed net investment income	$44,124,436	$23,302,461

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	116,921,520	184,959,683

Shares sold	6,495,512	13,895,939
Shares issued to shareholders from reinvestment of distributions	—	2,636,545
Shares repurchased	(35,134,738)	(84,570,647)

Net increase (decrease)	(28,639,226)	(68,038,163)

Shares outstanding at end of period	88,282,294	116,921,520

Open Shares:
Shares outstanding at beginning of period	6,934,136	9,263,983

Shares sold	1,105,343	4,092,404
Shares issued to shareholders from reinvestment of distributions	—	86,183
Shares repurchased	(2,353,441)	(6,508,434)

Net increase (decrease)	(1,248,098)	(2,329,847)

Shares outstanding at end of period	5,686,038	6,934,136

The accompanying notes are an integral part of these financial statements.

Lazard International Equity Select Portfolio		Lazard International Small Cap Portfolio		Lazard Emerging Markets Portfolio

Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004	Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004	Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004

$217,128	$223,130	$5,323,948	$11,948,368	$11,596,934	$9,285,427
497,268	770,295	83,156,313	114,241,415	49,965,459	92,993,973
(1,022,924)	1,423,483	(77,950,875)	68,868,897	14,653,738	85,152,715

(308,528)	2,416,908	10,529,386	195,058,680	76,216,131	187,432,115

—	(146,675)	—	(8,644,321)	—	(7,426,243)
—	(75,440)	—	(425,918)	—	(214,001)

—	—	—	(30,108,832)	—	—
—	—	—	(2,138,562)	—	—

—	(222,115)	—	(41,317,633)	—	(7,640,244)

1,221,257	1,013,621	32,172,816	154,015,280	110,946,157	245,879,251
3,673,268	2,340,035	44,812,963	49,794,998	49,107,403	18,383,355

—	143,335	—	37,482,611	—	6,440,090
—	72,092	—	2,306,143	—	198,438

(2,244,046)	(1,827,124)	(198,328,546)	(310,866,566)	(88,422,163)	(246,232,941)
(1,137,353)	(3,804,607)	(48,615,901)	(27,245,940)	(22,087,771)	(12,628,238)

1,513,126	(2,062,648)	(169,958,668)	(94,513,474)	49,543,626	12,039,955

—	—	594	15,415	341	133,408
—	310	27,885	43,395	84,226	6,063

—	310	28,479	58,810	84,567	139,471

1,204,598	132,455	(159,400,803)	59,286,383	125,844,324	191,971,297
17,199,386	17,066,931	723,650,930	664,364,547	802,134,291	610,162,994

$18,403,984	$17,199,386	$564,250,127	$723,650,930	$927,978,615	$802,134,291

$218,380	$1,252	$7,010,033	$1,686,085	$11,620,482	$23,548

929,081	998,366	35,037,543	41,682,946	55,176,272	54,747,562

110,489	100,256	1,641,758	8,940,178	7,575,703	21,061,554
—	12,991	—	2,010,868	—	483,490
(201,304)	(182,532)	(10,093,853)	(17,596,449)	(6,013,186)	(21,116,334)

(90,815)	(69,285)	(8,452,095)	(6,645,403)	1,562,517	428,710

838,266	929,081	26,585,448	35,037,543	56,738,789	55,176,272

598,095	740,986	2,580,283	1,305,808	2,171,237	1,716,612

328,803	231,464	2,293,350	2,797,292	3,332,620	1,559,953
—	6,518	—	123,786	—	14,820
(102,564)	(380,873)	(2,523,657)	(1,646,603)	(1,501,276)	(1,120,148)

226,239	(142,891)	(230,307)	1,274,475	1,831,344	454,625

824,334	598,095	2,349,976	2,580,283	4,002,581	2,171,237

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Statements of Changes in Net Assets (concluded)

	Lazard Bond Portfolio

	Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004

DECREASE IN NET ASSETS
Operations:
Net investment income	$479,826	$1,178,945
Net realized gain (loss) on investments and foreign currency	(535,781)	(108,311)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	100,565	(203,076)

Net increase in net assets resulting from operations	44,610	867,558

Distributions to shareholders:
From net investment income
Institutional Shares	(479,827)	(1,084,733)
Open Shares	—	(92,674)

Net decrease in net assets resulting from distributions	(479,827)	(1,177,407)

Capital stock transactions:
Net proceeds from sales
Institutional Shares**	100,167	10,460,403
Open Shares	—	188,488
Net proceeds in connection with acquisition of Lazard Global High Yield Portfolio
Institutional Shares	—	—
Open Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	429,754	981,734
Open Shares	—	81,978
Cost of shares redeemed
Institutional Shares	(14,679,376)	(16,871,406)
Open Shares**	—	(8,158,292)

Net decrease in net assets from capital stock transactions	(14,149,455)	(13,317,095)

Redemption fees:
Institutional Shares	119	—
Open Shares	—	—

Net increase in net assets from redemption fees	119	—

Total decrease in net assets	(14,584,553)	(13,626,944)
Net assets at beginning of period	39,210,937	52,837,881

Net assets at end of period*	$24,626,384	$39,210,937

* Includes distributions in excess of net investment income	$(3,212)	$(3,211)

Shares issued and repurchased:
Institutional Shares:
Shares outstanding at beginning of period	4,024,310	4,558,550

Shares sold**	10,319	1,084,711
Shares issued in connection with acquisition of Lazard Global High Yield Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	44,548	100,483
Shares repurchased	(1,531,532)	(1,719,434)

Net decrease	(1,476,665)	(534,240)

Shares outstanding at end of period	2,547,645	4,024,310

Open Shares:
Shares outstanding at beginning of period	—	821,719

Shares sold	—	19,064
Shares issued in connection with acquisition of Lazard Global High Yield Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	—	8,347
Shares repurchased**	—	(849,130)

Net increase (decrease)	—	(821,719)

Shares outstanding at end of period	—	—

**Includes 761,996 shares and $7,314,403 from exchange of Open Shares to Institutional Shares on June 8, 2004 for Lazard Bond Portfolio.

The accompanying notes are an integral part of these financial statements.

Lazard High Yield Portfolio

Six Months Ended June 30, 2005 (unaudited)	Year Ended December 31, 2004

$3,361,429	$8,095,755
1,308,930	5,558,029
(3,574,332)	(4,259,536)

1,096,027	9,394,248

(3,226,014)	(7,784,628)
(135,417)	(311,395)

(3,361,431)	(8,096,023)

744,851	8,258,061
1,038,654	4,887,892

—	27,992,967
—	2,762,845

2,601,099	7,096,736
128,032	290,478

(21,067,547)	(75,518,300)
(4,881,460)	(3,841,075)

(21,436,371)	(28,070,396)

—	98
3,860	—

3,860	98

(23,697,915)	(26,772,073)
103,981,543	130,753,616

$80,283,628	$103,981,543

$(233,181)	$(233,179)

17,697,485	23,663,851

141,320	1,558,608
—	5,291,673
486,271	1,321,591
(3,917,004)	(14,138,238)

(3,289,413)	(5,966,366)

14,408,072	17,697,485

1,317,990	551,822

194,582	899,933
—	521,291
23,836	53,730
(897,198)	(708,786)

(678,780)	766,168

639,210	1,317,990

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights
Selected data for a share of capital stock outstanding throughout each period:

LAZARD EQUITY PORTFOLIO

	Six Months Ended 6/30/05†	Year Ended

Institutional Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$16.04	$14.40	$11.59	$14.10	$16.72	$21.08

Income (loss) from investment operations:
Net investment income (a)	0.07	0.15	0.13	0.11	0.13	0.17
Net realized and unrealized gain (loss)	(0.23)	1.65	2.81	(2.48)	(1.07)	(0.79)

Total from investment operations	(0.16)	1.80	2.94	(2.37)	(0.94)	(0.62)

Less distributions from:
Net investment income	—	(0.16)	(0.13)	(0.14)	(0.13)	(0.23)
Net realized gains	—	—	—	—	(1.55)	(3.51)

Total distributions	—	(0.16)	(0.13)	(0.14)	(1.68)	(3.74)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$15.88	$16.04	$14.40	$11.59	$14.10	$16.72

Total Return (b)	(0.94)%	12.49%	25.37%	(16.84)%	(5.90)%	(2.64)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) .	$116,355	$116,021	$112,568	$101,891	$141,329	$187,517
Ratios to average net assets:
Net expenses (d)	0.96%	0.98%	0.98%	0.97%	0.90%	0.86%
Gross expenses (d)	0.97%	0.98%	0.98%	0.97%	0.90%	0.86%
Net investment income (d)	0.93%	1.02%	1.00%	0.87%	0.82%	0.85%
Portfolio turnover rate	38%	57%	46%	74%	89%	36%

	Six Months Ended 6/30/05†	Year Ended

Open Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$16.05	$14.40	$11.58	$14.07	$16.70	$21.05

Income (loss) from investment operations:
Net investment income (a)	0.04	0.10	0.08	0.07	0.09	0.12
Net realized and unrealized gain (loss)	(0.22)	1.64	2.82	(2.47)	(1.08)	(0.79)

Total from investment operations	(0.18)	1.74	2.90	(2.40)	(0.99)	(0.67)

Less distributions from:
Net investment income	—	(0.09)	(0.08)	(0.09)	(0.09)	(0.17)
Net realized gains	—	—	—	—	(1.55)	(3.51)

Total distributions	—	(0.09)	(0.08)	(0.09)	(1.64)	(3.68)

Redemption fees	— (c)	—	— (c)	— (c)	—	—

Net asset value, end of period	$15.87	$16.05	$14.40	$11.58	$14.07	$16.70

Total Return (b)	(1.12)%	12.09%	25.06%	(17.08)%	(6.23)%	(2.91)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,178	$21,093	$21,546	$21,292	$37,082	$62,167
Ratios to average net assets:
Net expenses (d)	1.32%	1.32%	1.31%	1.28%	1.18%	1.13%
Gross expenses (d)	1.32%	1.32%	1.31%	1.28%	1.18%	1.13%
Net investment income (d)	0.56%	0.67%	0.67%	0.55%	0.54%	0.57%
Portfolio turnover rate	38%	57%	46%	74%	89%	36%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

Institutional Shares	Six Months Ended 6/30/05†	For the Period 12/30/04* to 12/31/04

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:
Net investment income (a)	0.02	—	(c)
Net realized and unrealized loss	(0.02)	—

Total from investment operations	—	—

Net asset value, end of period	$10.00	$10.00

Total Return (b)	0.00%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$935	$400
Ratios to average net assets:
Net expenses (d)	1.25%	1.25%
Gross expenses (d)	24.99%	546.34	%(e)
Net investment income (d)	0.42%	1.92%
Portfolio turnover rate	44%	0%

Open Shares	Six Months Ended 6/30/05†	For the Period 12/30/04* to 12/31/04

Net asset value, beginning of period	$10.00	$10.00

Income from investment operations:
Net investment income (a)	— (c)	—	(c)
Net realized and unrealized loss	(0.02)	—

Total from investment operations	(0.02)	—

Net asset value, end of period	$9.98	$10.00

Total Return (b)	(0.20)%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$100	$100
Ratios to average net assets:
Net expenses (d)	1.55%	1.55%
Gross expenses (d)	47.10%	1,049.82	%(e)
Net investment income (d)	0.07%	1.62%
Portfolio turnover rate	44%	0%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.
(e)	Gross expenses ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD MID CAP PORTFOLIO

	Six Months Ended 6/30/05†	Year Ended

Institutional Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$13.20	$11.49	$8.93	$10.64	$11.36	$10.78

Income (loss) from investment operations:
Net investment income (a)	0.03	0.03	0.04	0.04	0.07	0.02
Net realized and unrealized gain (loss)	0.21	2.83	2.55	(1.57)	1.31	2.20

Total from investment operations	0.24	2.86	2.59	(1.53)	1.38	2.22

Less distributions from:
Net investment income	—	(0.04)	(0.03)	—	(0.07)	(0.03)
Net realized gains	—	(1.11)	—	(0.18)	(2.03)	(1.61)

Total distributions	—	(1.15)	(0.03)	(0.18)	(2.10)	(1.64)

Redemption fees	—	— (c)	—	— (c)	—	—

Net asset value, end of period	$13.44	$13.20	$11.49	$8.93	$10.64	$11.36

Total Return (b)	1.82%	24.97%	29.03%	(14.47)%	12.85%	22.44%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$135,200	$56,431	$39,625	$28,754	$21,729	$15,344
Ratios to average net assets:
Net expenses (d)	0.95%	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses (d)	0.95%	1.13%	1.31%	1.40%	1.71%	1.50%
Net investment income (d)	0.45%	0.21%	0.42%	0.40%	0.65%	0.20%
Portfolio turnover rate	40%	92%	96%	104%	160%	152%

	Six Months Ended 6/30/05†	Year Ended

Open Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$13.06	$11.38	$8.84	$10.57	$11.30	$10.74

Income (loss) from investment operations:
Net investment income (loss) (a)	0.01	(0.01)	0.01	0.01	0.04	(0.01)
Net realized and unrealized gain (loss)	0.21	2.80	2.53	(1.56)	1.30	2.18

Total from investment operations	0.22	2.79	2.54	(1.55)	1.34	2.17

Less distributions from:
Net investment income	—	—	— (c)	—	(0.04)	—
Net realized gains	—	(1.11)	—	(0.18)	(2.03)	(1.61)

Total distributions	—	(1.11)	—	(0.18)	(2.07)	(1.61)

Redemption fees	— (c)	— (c)	— (c)	—	—	—

Net asset value, end of period	$13.28	$13.06	$11.38	$8.84	$10.57	$11.30

Total Return (b)	1.68%	24.59%	28.74%	(14.75)%	12.50%	22.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands) .	$41,067	$30,412	$14,978	$8,128	$7,584	$6,342
Ratios to average net assets:
Net expenses (d)	1.25%	1.35%	1.35%	1.35%	1.35%	1.35%
Gross expenses (d)	1.25%	1.45%	1.69%	1.83%	2.13%	1.91%
Net investment income (loss) (d)	0.12%	(0.09)%	0.12%	0.09%	0.35%	(0.09)%
Portfolio turnover rate	40%	92%	96%	104%	160%	152%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD SMALL CAP PORTFOLIO

	Six Months Ended 6/30/05†	Year Ended

Institutional Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$18.84	$19.49	$14.03	$17.70	$18.07	$16.57

Income (loss) from investment operations:
Net investment income (a)	0.01	0.01	0.07	0.02	0.08	0.09
Net realized and unrealized gain (loss)	(0.06)	2.93	5.39	(3.18)	3.06	2.45

Total from investment operations	(0.05)	2.94	5.46	(3.16)	3.14	2.54

Less distributions from:
Net investment income	—	(0.07)	—	—	(0.09)	(0.23)
Net realized gains	—	(3.52)	—	(0.51)	(3.42)	(0.81)

Total distributions	—	(3.59)	—	(0.51)	(3.51)	(1.04)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$18.79	$18.84	$19.49	$14.03	$17.70	$18.07

Total Return (b)	(0.27)%	15.28%	38.92%	(17.97)%	18.06%	15.89%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$278,516	$390,906	$465,876	$388,795	$575,077	$730,179
Ratios to average net assets:
Net expenses (d)	0.89%	0.86%	0.86%	0.85%	0.83%	0.83%
Gross expenses (d)	0.89%	0.86%	0.86%	0.85%	0.83%	0.83%
Net investment income (d)	0.16%	0.07%	0.42%	0.14%	0.41%	0.52%
Portfolio turnover rate	36%	100%	77%	93%	80%	67%

	Six Months Ended 6/30/05†	Year Ended

Open Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$18.78	$19.44	$14.03	$17.67	$18.04	$16.51

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)	(0.05)	0.02	(0.03)	0.02	0.04
Net realized and unrealized gain (loss)	(0.07)	2.91	5.39	(3.17)	3.05	2.45

Total from investment operations	(0.08)	2.86	5.41	(3.20)	3.07	2.49

Less distributions from:
Net investment income	—	— (c)	—	—	(0.02)	(0.15)
Net realized gains	—	(3.52)	—	(0.51)	(3.42)	(0.81)

Total distributions	—	(3.52)	—	(0.51)	(3.44)	(0.96)

Redemption fees	— (c)	— (c)	— (c)	0.07	—	—

Net asset value, end of period	$18.70	$18.78	$19.44	$14.03	$17.67	$18.04

Total Return (b)	(0.43)%	14.90%	38.56%	(17.82)%	17.69%	15.60%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$45,992	$50,295	$50,202	$43,110	$69,531	$67,717
Ratios to average net assets:
Net expenses (d)	1.20%	1.18%	1.19%	1.15%	1.13%	1.12%
Gross expenses (d)	1.20%	1.18%	1.19%	1.15%	1.13%	1.12%
Net investment income (loss) (d)	(0.15)%	(0.25)%	0.11%	(0.17)%	0.12%	0.24%
Portfolio turnover rate	36%	100%	77%	93%	80%	67%

†	Unaudited.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY PORTFOLIO

	Six Months Ended	Year Ended

Institutional Shares	6/30/05†	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$12.91	$11.37	$8.92	$10.01	$13.46	$17.29

Income (loss) from investment operations:
Net investment income (a)	0.18	0.18	0.18	0.14	0.11	0.15
Net realized and unrealized gain (loss)	(0.49)	1.60	2.43	(1.18)	(3.45)	(2.01)

Total from investment operations	(0.31)	1.78	2.61	(1.04)	(3.34)	(1.86)

Less distributions from:
Net investment income	—	(0.24)	(0.16)	(0.05)	— (c)	(0.17)
Net realized gains	—	—	—	—	(0.11)	(1.80)

Total distributions	—	(0.24)	(0.16)	(0.05)	(0.11)	(1.97)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$12.60	$12.91	$11.37	$8.92	$10.01	$13.46

Total Return (b)	(2.40)%	16.01%	29.51%	(10.44)%	(24.85)%	(10.55)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,112,417	$1,509,462	$2,103,600	$1,776,799	$2,224,089	$3,001,933
Ratios to average net assets:
Net expenses (d)	0.91%	0.90%	0.90%	0.90%	0.90%	0.88%
Gross expenses (d)	0.91%	0.90%	0.90%	0.90%	0.90%	0.88%
Net investment income (d)	2.86%	1.51%	1.90%	1.45%	0.95%	0.97%
Portfolio turnover rate	30%	58%	44%	58%	69%	51%

	Six Months Ended 6/30/05†	Year Ended

Open Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$12.94	$11.37	$8.88	$9.95	$13.41	$17.28

Income (loss) from investment operations:
Net investment income (a)	0.16	0.14	0.15	0.11	0.08	0.10
Net realized and unrealized gain (loss)	(0.49)	1.61	2.44	(1.18)	(3.43)	(2.02)

Total from investment operations	(0.33)	1.75	2.59	(1.07)	(3.35)	(1.92)

Less distributions from:
Net investment income	—	(0.18)	(0.10)	(0.02)	—	(0.15)
Net realized gains	—	—	—	—	(0.11)	(1.80)

Total distributions	—	(0.18)	(0.10)	(0.02)	(0.11)	(1.95)

Redemption fees	— (c)	— (c)	— (c)	0.02	—	—

Net asset value, end of period	$12.61	$12.94	$11.37	$8.88	$9.95	$13.41

Total Return (b)	(2.55)%	15.64%	29.29%	(10.57)%	(25.02)%	(10.95)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$71,723	$89,742	$105,336	$88,031	$116,466	$147,226
Ratios to average net assets:
Net expenses (d)	1.20%	1.20%	1.21%	1.21%	1.19%	1.15%
Gross expenses (d)	1.20%	1.20%	1.21%	1.21%	1.19%	1.15%
Net investment income (d)	2.52%	1.18%	1.61%	1.14%	0.70%	0.66%
Portfolio turnover rate	30%	58%	44%	58%	69%	51%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Period of less than one year is not annualized.
(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

					For the period 5/31/01* to 12/31/01
	Six Months Ended 6/30/05†	Year Ended

Institutional Shares		12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$11.25	$9.80	$7.74	$9.15	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.15	0.14	0.18	0.12	0.01
Net realized and unrealized gain (loss)	(0.33)	1.47	2.12	(1.41)	(0.85)

Total from investment operations	(0.18)	1.61	2.30	(1.29)	(0.84)

Less distributions from:
Net investment income	—	(0.16)	(0.24)	(0.12)	(0.01)

Total distributions	—	(0.16)	(0.24)	(0.12)	(0.01)

Redemption fees	—	—	—	— (c)	—

Net asset value, end of period	$11.07	$11.25	$9.80	$7.74	$9.15

Total Return (b)	(1.60)%	16.45%	29.80%	(14.12)%	(8.43)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,276	$10,455	$9,788	$20,957	$8,580
Ratios to average net assets:
Net expenses (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	2.07%	2.13%	1.85%	1.63%	13.75%
Net investment income (d)	2.71%	1.43%	2.26%	1.41%	0.15%
Portfolio turnover rate	15%	16%	29%	32%	1%

					For the Period 5/31/01* to 12/31/01
	Six Months Ended 6/30/01†	Year Ended

Open Shares		12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$11.28	$9.82	$7.75	$9.16	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.13	0.09	0.08	(0.02)
Net realized and unrealized gain (loss)	(0.34)	1.46	2.19	(1.40)	(0.82)

Total from investment operations	(0.21)	1.59	2.28	(1.32)	(0.84)

Less distributions from:
Net investment income	—	(0.13)	(0.21)	(0.09)	—

Total distributions	—	(0.13)	(0.21)	(0.09)	—

Redemption fees	—	— (c)	—	—	—

Net asset value, end of period	$11.07	$11.28	$9.82	$7.75	$9.16

Total Return (b)	(1.86)%	16.17%	29.49%	(14.37)%	(8.40)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,128	$6,744	$7,279	$2,508	$434
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses (d)	2.44%	2.47%	2.68%	2.79%	47.06%
Net investment income (loss) (d)	2.37%	1.28%	1.09%	0.93%	(0.31)%
Portfolio turnover rate	15%	16%	29%	32%	1%

†	Unaudited.
*	Commencement of operations.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Periods of less than one year are not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

	Six Months Ended 6/30/05†	Year Ended

Institutional Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$19.24	$15.46	$11.07	$11.58	$12.57	$14.12

Income (loss) from investment operations:
Net investment income (a)	0.16	0.29	0.27	0.17	0.18	0.16
Net realized and unrealized gain (loss)	0.10	4.66	4.39	(0.53)	(1.03)	(0.81)

Total from investment operations	0.26	4.95	4.66	(0.36)	(0.85)	(0.65)

Less distributions from:
Net investment income	—	(0.26)	(0.27)	(0.15)	(0.14)	(0.11)
Net realized gains	—	(0.91)	—	—	—	(0.79)

Total distributions	—	(1.17)	(0.27)	(0.15)	(0.14)	(0.90)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$19.50	$19.24	$15.46	$11.07	$11.58	$12.57

Total Return (b)	1.40%	32.28%	42.21%	(3.08)%	(6.77)%	(4.44)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$518,516	$674,066	$644,240	$529,062	$390,278	$341,808
Ratios to average net assets:
Net expenses (d)	0.97%	0.94%	0.95%	0.96%	0.95%	0.98%
Gross expenses (d)	0.97%	0.94%	0.95%	0.96%	0.95%	0.98%
Net investment income (d)	1.70%	1.71%	2.15%	1.45%	1.48%	1.13%
Portfolio turnover rate	12%	39%	18%	25%	17%	43%

	Six Months Ended 6/30/05†	Year Ended

Open Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$19.22	$15.41	$11.02	$11.53	$12.53	$14.06

Income (loss) from investment operations:
Net investment income (a)	0.15	0.23	0.21	0.13	0.11	0.10
Net realized and unrealized gain (loss)	0.08	4.64	4.36	(0.54)	(1.03)	(0.80)

Total from investment operations	0.23	4.87	4.57	(0.41)	(0.92)	(0.70)

Less distributions from:
Net investment income	—	(0.18)	(0.20)	(0.10)	(0.08)	(0.04)
Net realized gains	—	(0.91)	—	—	—	(0.79)

Total distributions	—	(1.09)	(0.20)	(0.10)	(0.08)	(0.83)

Redemption fees	0.01	0.03	0.02	— (c)	—	—

Net asset value, end of period	$19.46	$19.22	$15.41	$11.02	$11.53	$12.53

Total Return (b)	1.30%	32.04%	41.71%	(3.55)%	(7.33)%	(4.85)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$45,735	$49,585	$20,124	$3,019	$3,441	$1,649
Ratios to average net assets:
Net expenses (d)	1.30%	1.36%	1.43%	1.43%	1.43%	1.43%
Gross expenses (d)	1.30%	1.36%	1.46%	1.86%	2.03%	2.27%
Net investment income (d)	1.55%	1.30%	1.59%	1.15%	0.91%	0.68%
Portfolio turnover rate	12%	39%	18%	25%	17%	43%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD EMERGING MARKETS PORTFOLIO

	Six Months Ended 6/30/05†	Year Ended

Institutional Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$13.98	$10.80	$7.11	$7.22	$7.52	$10.70

Income (loss) from investment operations:
Net investment income (a)	0.20	0.16	0.17	0.10	0.07	0.06
Net realized and unrealized gain (loss)	1.09	3.16	3.69	(0.13)	(0.31)	(3.22)

Total from investment operations	1.29	3.32	3.86	(0.03)	(0.24)	(3.16)

Less distributions from:
Net investment income	—	(0.14)	(0.17)	(0.08)	(0.06)	(0.02)

Total distributions	—	(0.14)	(0.17)	(0.08)	(0.06)	(0.02)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$15.27	$13.98	$10.80	$7.11	$7.22	$7.52

Total Return (b)	9.23%	30.79%	54.45%	(0.37)%	(3.16)%	(29.53)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$866,474	$771,598	$591,514	$345,176	$308,608	$317,691
Ratios to average net assets:
Net expenses (d)	1.32%	1.32%	1.29%	1.31%	1.29%	1.26%
Gross expenses (d)	1.32%	1.32%	1.29%	1.31%	1.29%	1.27%
Net investment income (d)	2.72%	1.40%	2.06%	1.30%	0.91%	0.62%
Portfolio turnover rate	24%	43%	29%	31%	43%	72%

	Six Months Ended 6/30/05†	Year Ended

Open Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$14.06	$10.86	$7.13	$7.24	$7.54	$10.74

Income (loss) from investment operations:
Net investment income (a)	0.18	0.13	0.15	0.08	0.05	0.03
Net realized and unrealized gain (loss)	1.10	3.17	3.70	(0.13)	(0.32)	(3.23)

Total from investment operations	1.28	3.30	3.85	(0.05)	(0.27)	(3.20)

Less distributions from:
Net investment income	—	(0.10)	(0.14)	(0.06)	(0.03)	—

Total distributions	—	(0.10)	(0.14)	(0.06)	(0.03)	—

Redemption fees	0.03	— (c)	0.02	— (c)	—	—

Net asset value, end of period	$15.37	$14.06	$10.86	$7.13	$7.24	$7.54

Total Return (b)	9.32%	30.43%	54.29%	(0.65)%	(3.54)%	(29.80)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$61,504	$30,536	$18,649	$9,140	$6,712	$5,459
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
Gross expenses (d)	1.63%	1.71%	1.76%	1.84%	2.00%	1.80%
Net investment income (d)	2.46%	1.11%	1.82%	1.09%	0.63%	0.30%
Portfolio turnover rate	24%	43%	29%	31%	43%	72%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (continued)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD BOND PORTFOLIO

	Six Months Ended 6/30/05†	Year Ended

Institutional Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$9.74	$9.82	$9.84	$9.56	$9.37	$9.29

Income (loss) from investment operations:
Net investment income (a)	0.15	0.26	0.23	0.41	0.52	0.59
Net realized and unrealized gain (loss)	(0.07)	(0.08)	(0.01)	0.28	0.19	0.08

Total from investment operations	0.08	0.18	0.22	0.69	0.71	0.67

Less distributions from:
Net investment income	(0.15)	(0.26)	(0.24)	(0.41)	(0.52)	(0.59)

Total distributions	(0.15)	(0.26)	(0.24)	(0.41)	(0.52)	(0.59)

Redemption fees	— (c)	—	—	— (c)	—	—

Net asset value, end of period	$9.67	$9.74	$9.82	$9.84	$9.56	$9.37

Total Return (b)	0.79%	1.87%	2.21%	7.44%	7.68%	7.53%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$24,626	$39,211	$44,767	$48,745	$44,013	$54,847
Ratios to average net assets:
Net expenses (d)	1.02%	0.97%	0.92%	0.98%	0.91%	0.82%
Gross expenses (d)	1.07%	0.97%	0.92%	0.98%	0.91%	0.82%
Net investment income (d)	3.03%	2.68%	2.34%	4.30%	5.44%	6.38%
Portfolio turnover rate	219%	218%	583%	391%	238%	355%

†	Unaudited.
(a)	For years ended 12/31/00 through 12/31/03, when the Portfolio held two classes of shares, net investment income had been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Financial Highlights (concluded)
Selected data for a share of capital stock outstanding throughout each period:

LAZARD HIGH YIELD PORTFOLIO

	Six Months Ended 6/30/05†	Year Ended

Institutional Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$5.47	$5.40	$4.72	$5.95	$6.57	$8.77

Income (loss) from investment operations:
Net investment income (a)	0.21	0.44	0.43	0.58	0.76	0.96
Net realized and unrealized gain (loss)	(0.14)	0.07	0.69	(1.22)	(0.62)	(2.20)

Total from investment operations	0.07	0.51	1.12	(0.64)	0.14	(1.24)

Less distributions from:
Net investment income	(0.21)	(0.44)	(0.44)	(0.59)	(0.76)	(0.96)

Total distributions	(0.21)	(0.44)	(0.44)	(0.59)	(0.76)	(0.96)

Redemption fees	—	— (c)	— (c)	—	—	—

Net asset value, end of period	$5.33	$5.47	$5.40	$4.72	$5.95	$6.57

Total Return (b)	1.33%	9.88%	24.58%	(11.14)%	2.03%	(15.19)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$76,861	$96,759	$127,765	$78,128	$71,467	$65,752
Ratios to average net assets:
Net expenses (d)	0.55%	0.55%	0.75%	0.75%	0.75%	0.75%
Gross expenses (d)	0.86%	0.89%	0.98%	1.08%	1.07%	1.00%
Net investment income (d)	7.87%	8.11%	8.45%	11.09%	11.85%	12.24%
Portfolio turnover rate	12%	49%	68%	229%	234%	148%

	Six Months Ended 6/30/05†	Year Ended

Open Shares		12/31/04	12/31/03	12/31/02	12/31/01	12/31/00

Net asset value, beginning of period	$5.48	$5.42	$4.73	$5.95	$6.57	$8.78

Income (loss) from investment operations:
Net investment income (a)	0.20	0.42	0.42	0.55	0.74	0.94
Net realized and unrealized gain (loss)	(0.14)	0.06	0.68	(1.19)	(0.62)	(2.21)

Total from investment operations	0.06	0.48	1.10	(0.64)	0.12	(1.27)

Less distributions from:
Net investment income	(0.20)	(0.42)	(0.42)	(0.58)	(0.74)	(0.94)

Total distributions	(0.20)	(0.42)	(0.42)	(0.58)	(0.74)	(0.94)

Redemption fees	0.01	—	0.01	— (c)	—	—

Net asset value, end of period	$5.35	$5.48	$5.42	$4.73	$5.95	$6.57

Total Return (b)	1.37%	9.33%	24.41%	(11.27)%	1.72%	(15.54)%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,422	$7,223	$2,989	$965	$12,249	$13,552
Ratios to average net assets:
Net expenses (d)	0.85%	0.85%	1.05%	1.05%	1.05%	1.05%
Gross expenses (d)	1.73%	1.67%	2.79%	2.48%	1.46%	1.38%
Net investment income (d)	7.44%	7.64%	8.16%	9.84%	11.57%	12.10%
Portfolio turnover rate	12%	49%	68%	229%	234%	148%

†	Unaudited.
(a)	Net investment income has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or Administrator; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

The Lazard Funds, Inc.
Notes to Financial Statements
June 30, 2005 (unaudited)

1. Organization

The Lazard Funds, Inc. (the “Fund”) was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund is comprised of ten no-load portfolios (each referred to as a “Portfolio”), as follows: Lazard Equity Portfolio, Lazard U.S. Strategic Equity Portfolio (commenced operations on December 30, 2004), Lazard Mid Cap Portfolio, Lazard Small Cap Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Small Cap Portfolio, Lazard Emerging Markets Portfolio, Lazard Bond Portfolio and Lazard High Yield Portfolio. The Fund offers two different classes of shares of the Portfolios – Institutional Shares and Open Shares (except for Bond Portfolio, which currently offers only Institutional Shares). Bond Portfolio terminated the class of Open Shares on June 8, 2004 by issuing and exchanging Institutional Shares for its outstanding Open Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class of shares. All Portfolios are operated as “diversified” funds, as defined in the Act.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for equity securities listed on the New York Stock Exchange (“NYSE”), NASDAQ national market or other U.S. exchanges or markets are generally based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The fair value of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers’ quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in sixty days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

Under these procedures, in the event that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC (“Lazard”), determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Portfolios amortize premiums and accrete discounts on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2005 (unaudited)

value of the collateral declines, realization of the collateral by a Portfolio may be delayed or limited.

(d) Securities Lending—The Portfolios may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolios could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

At June 30, 2005, the value of the securities on loan and corresponding collateral received were as follows:

Portfolio	Securities Loaned	Collateral

Equity(1)	$32,687,842	$33,446,987
Small Cap(1)	77,396,008	79,465,307
International Equity(2)	258,248,299	271,320,106
International Small Cap(1)	131,475,127	138,253,787
Emerging Markets(1)	97,083,743	99,696,574
Bond(1)	4,683,283	4,781,633
High Yield(1)	18,441,729	18,822,001

(1) Collateral is cash.
(2) Collateral is cash, except for $3,383,520 in U.S. Treasury obligations.

In accordance with U.S. generally accepted accounting principles, cash received as collateral for securities lending transactions is included in the respective Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the respective Statement of Assets and Liabilities.

(e) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Portfolios are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on a Portfolio’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. High Yield Portfolio may enter into forward currency contracts for risk management and other purposes. Risk management includes hedging strategies which serve to reduce a Portfolio’s exposure to foreign currency fluctuations. Such exposure may exist during the period that a foreign denominated investment is held, or during the period between the trade date and settlement date of an investment which has been purchased or sold. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the accompanying Statement of Operations of the respective Portfolios.

(f) Forward Commitments—Each Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis. Payment and delivery may take place a month or more after the date of the transaction. The price and yield of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of cash or liquid securities is segregated in an amount at least equal to these commitments.

(g) Structured Investments—Structured investments’ values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other underlying instruments. These investments may be used to increase or decrease its exposure to different underlying instruments, to gain exposure to markets that might be difficult to invest in through conventional securities or for other purposes. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2005 (unaudited)

(h) Options Transactions— For hedging and investment purposes, certain Portfolios may purchase and write (sell) put and call options that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The Portfolio pays a premium whether or not the option is exercised. The Portfolio bears the risk of loss of any change in market value should the counterparty not perform under the contract. The risk involved in writing an option is that if the option is exercised the underlying security or other assets could then be purchased or sold by the Portfolio at a disadvantageous price. Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written.

Transaction in options written for the period ended June 30, 2005 were as follows:

Bond Portfolio	Number of Contracts	Premiums

Options outstanding at
beginning of the period	—	$—

Options written	2,000	392,000
Options terminated in closing
purchase transactions	(2,000)	(392,000)

Options outstanding
at June 30, 2005	—	$—

(i) Federal Income Taxes —The Fund’s policy is to continue to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any realized net capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2004, the following Portfolios had available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains as follows:

Portfolio	Expiring 2007	Expiring 2008

Bond	$2,033,868	$2,509,149
High Yield	2,516,454	9,656,683

Portfolio	Expiring 2009	Expiring 2010

Equity	$—	$18,177,003
International Equity	52,002,971	401,228,521
International Equity Select	—	89,557
High Yield	20,597,061	22,612,829

Portfolio	Expiring 2011	Expiring 2012

Equity	$1,556,848	$—
International Equity	73,199,015	—
International Equity Select	522,838	—
Bond	—	219,556
High Yield	2,658,732	—

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2004, Bond Portfolio elected to defer net capital and currency losses of $38,825 arising between November 1, 2004 and December 31, 2004.

(j) Dividends and Distributions—The Fund intends to declare dividends from net investment income daily on shares of Bond Portfolio and High Yield Portfolio and to pay such dividends monthly. Dividends from net investment income, if any, on shares of Equity Portfolio, U.S. Strategic Equity Portfolio, Mid Cap Portfolio, Small Cap Portfolio, International Equity Portfolio, International Equity Select Portfolio, International Small Cap Portfolio and Emerging Markets Portfolio will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolio if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts. During the year ended December 31, 2004, International Equity Portfolio processed in-kind redemptions to shareholders which resulted in $47,900,242 of net capital gain, which is attributable to the redeeming shareholders, and not to the Portfolio, for tax purposes, and is included in realized gain (loss) on investments on the Statement of Operations.

(k) Allocation of Expenses—Expenses not directly chargeable to a specific Portfolio are allocated among the Portfolios primarily on the basis of relative net assets. A Portfolio accrues distribution and service (12b-1) fees to its Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(l) Expense Reductions—Portfolios leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expenses, and report the amount of such credits separately as an expense reduction.

(m) Redemption Fee—Each Portfolio may impose a 1.00% redemption fee (short-term trading fee) on Portfolio shares redeemed less than 30 days after such shares were

The Lazard Funds, Inc.
Notes to Financial Statements (continued)
June 30, 2005 (unaudited)

acquired. The fees are retained by each Portfolio and are included as paid in capital on its Statement of Assets and Liabilities. The fees are also shown on its Statement of Changes in Net Assets.

(n) Estimates—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management, Administrative and Distribution Agreements

The Fund, on behalf of the Portfolios, has entered into interim investment management agreements (the “Interim Management Agreements”) with the Investment Manager. Pursuant to the Interim Management Agreements, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. The Interim Management Agreements require all management fees earned by the Investment Manager to be escrowed pending shareholder approval of the new management agreements with the Investment Manager as a result of the initial public offering of securities of a parent company of the Investment Manager and other related changes in the structure of the Lazard organization which occurred on May 5, 2005. For its services provided to the Fund, the Investment Manager earns a management fee, accrued daily and payable by each Portfolio monthly, at the annual rate set forth below as a percentage of its average daily net assets:

Portfolio	Annual Rate

Equity	0.75%
U.S. Strategic Equity	0.85
Mid Cap	0.75
Small Cap	0.75
International Equity	0.75
International Equity Select	0.85
International Small Cap	0.75
Emerging Markets	1.00
Bond	0.50
High Yield	0.55

The Investment Manager has voluntarily agreed to reduce its fees and, if necessary, reimburse the following Portfolios if annualized operating expenses exceed the following percentages of average daily net assets for the respective Shares:

Portfolio	Institutional Shares Annual Operating Expenses	Open Shares Annual Operating Expenses

U.S. Strategic Equity	1.25%	1.55%
Mid Cap	1.05	1.35
International Equity Select	1.15	1.45
International Small Cap	N/A	1.43
Emerging Markets	N/A	1.60
High Yield	0.55	0.85

During the period ended June 30, 2005, the Investment Manager waived its management fee/reimbursed the Portfolios for other expenses as follows:

Portfolio	Institutional Shares Amount Waived/ Reimbursed	Open Shares Amount Waived/ Reimbursed

U.S. Strategic Equity	$70,410	$20,710
International Equity Select	47,003	32,762
Emerging Markets	—	6,961
Bond	7,759	—
High Yield	128,793	15,937

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street agreed to waive one half of the $37,500 base fee and the $7,500 additional class fee for the U.S. Strategic Equity Portfolio until the Portfolio’s net assets reach $25 million.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as distributor for shares of each Portfolio and bears the cost of printing and mailing prospectuses to potential investors and of certain expenses in connection with the offering of Portfolio shares.

Under a Distribution and Servicing Plan in accordance with Rule 12b-1 under the Act (the “Plan”), each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for distribution and servicing of accounts. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals for providing these services.

The Lazard Funds, Inc.
Notes to Financial Statements (concluded)
June 30, 2005 (unaudited)

4. Directors’ Compensation

Certain Directors of the Fund are Managing Directors or former employees of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2005 were as follows:

Portfolio	Purchases	Sales

Equity	$49,890,676	$55,311,508
U.S. Strategic Equity	1,343,080	311,227
Mid Cap	138,340,447	54,779,508
Small Cap	137,784,770	235,867,733
International Equity	430,958,492	782,863,665
International Equity Select	3,867,147	2,451,348
International Small Cap	72,928,336	238,262,947
Emerging Markets	242,908,970	197,587,648
Bond (1)	2,930,070	8,557,750
High Yield	9,480,937	29,187,839

(1) Excludes purchases and sales of U.S. Government securities of $64,277,411 and $71,596,282, respectively.

For the period ended June 30, 2005, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at State Street’s cost of funds plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.09% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2005, the Fund had no borrowings under the Agreement.

7. Foreign Securities Investment Risks

Certain Portfolios invest in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments. Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. A Portfolio’s investments in emerging markets are exposed to additional volatility. A Portfolio’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

8. Reorganization

On July 30, 2004, High Yield Portfolio acquired the net assets of Global High Yield Portfolio pursuant to a plan of reorganization approved by Global High Yield Portfolio shareholders on July 30, 2004. The acquisition was accomplished by a tax-free exchange of 5,291,673 Institutional Shares (valued at $27,992,967) and 521,291 Open Shares (valued at $2,762,845) of High Yield Portfolio for the 3,707,813 Institutional Shares and 363,901 Open Shares of Global High Yield Portfolio outstanding on July 30, 2004. Global High Yield Portfolio’s net assets at that date, including $316,742 of unrealized depreciation and $78,991,740 of accumulated realized net loss, were combined with those of High Yield Portfolio. The aggregate net assets of High Yield Portfolio and Global High Yield Portfolio immediately before the reorganization were $71,269,194 and $30,755,812, respectively. The aggregate net assets of High Yield Portfolio immediately after the reorganization were $102,025,006.

The Lazard Funds, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age) Address(1)	Position(s) and Term with the Fund(2)	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Non-Interested Directors:
John J. Burke (77)	Director since May 1991

Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund, LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (60)	Director since August 1995

President, Davidson Capital Management Corporation; Trustee, The Juilliard School; Chairman of the Board, Bridgehampton Chamber Music Festival; Trustee, American Friends of the National Gallery/London.

William Katz (50)	Director since April 1997	Retired President and Chief Executive Officer, BBDO New York, an
advertising agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (75)	Director since October 1991

Private Investor; Chairman, Healthcare Foundation of NJ; Director, Cives Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New Jersey Medical School; Director, Public Health Research Institute; Trustee Emeritus, Clarkson University; Council of Trustees, New Jersey Performing Arts Center.

Richard Reiss, Jr. (61)	Director since May 1991	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (57)	Director since September 2004

Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.; Director, Lazard Alternative Strategies Fund, LLC; Director, Colonial Williamsburg Co.; Former Director, Morgan Keegan, Inc.; Former Director, Independent Bank, Memphis.

Interested Directors(3):
Norman Eig (64)	Chairman of the Board since May 1991	Private Investor; Senior Adviser of the Investment Manager from January 2005 to April 2005; Chairman of the Investment Manager from March 2004 to January 2005; previously Co-Chief Executive Officer of the Investment Manager and Member of the Management Committee of Lazard.

Charles Carroll (44)	Director and President since June 2004	Deputy Chairman and Head of Global Marketing of the Investment Manager.

Ashish Bhutani (45)	Director since July 2005

Chief Executive Officer of the Investment Manager since March 2004; previously Head of New Products and Strategic Planning of Lazard from June2003 to March 2004; Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 to end of 2002, and was a member of its Global Corporate and Markets Board and the Global Executive Committee; Deputy Chairman of Wasserstein Perella Group from 1989 to 2001 and Chief Executive Officer of Wasserstein Perella Securities from 1995 to 2001.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)

Each Director serves as a Director for each of the Lazard Funds (total comprised of 19 investment portfolios). Each Director serves an indefinite term, until his successor is elected, and serves in the same capacity for the other Lazard Funds.

(3)

Mr. Eig, Mr. Carroll and Mr. Bhutani are “interested persons” (as defined in the Act) of the Fund (“Interested Directors”) because of their positions, or former position in the case of Mr. Eig, with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300.

The Lazard Funds, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age) Address(1)	Position(s) and Term with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:
Nathan A. Paul (32)	Vice President and Secretary since April 2002	Managing Director and General Counsel of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from September 1997 to October 2000.

John H. Blevins (40)	Chief Compliance Officer since September 2004	Senior Vice President and Chief Compliance Officer of the Investment Manager; Director of Compliance for North America, Citi Asset Management Group, from November 1999 to July 2000.

Stephen St. Clair (46)	Treasurer since April 2003	Vice President of the Investment Manager.

Brian D. Simon (43)	Assistant Secretary since November 2002	Director of Legal Affairs of the Investment Manager; Vice President, Law & Regulation at J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (31)	Assistant Secretary since April 2005	Vice President of the Investment Manager; Associate at Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (30)	Assistant Treasurer since December 2004	Fund Administration Manager of the Investment Manager; Manager for Mutual Fund Finance Group at UBS Global Asset Management, from August 1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his successor is elected and qualified, and serves in the same capacity for the other Lazard Funds.

The Lazard Funds, Inc.
Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreements

At the meeting of the Fund’s Board of Directors held on February 15, 2005, the Board considered the approval of new Management Agreements between the Fund, on behalf of the Portfolios, and the Investment Manager (the “New Management Agreements”) as a result of the initial public offering of securities of a parent company of the Investment Manager and other related changes in the structure of the Lazard organization which occurred on May 5, 2005 (the “Restructuring”). The Directors who are not Interested Directors (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager. Shareholders approved the New Management Agreements on August 11, 2005.

At a meeting of the Fund’s Board of Directors held on April 19, 2005, the Board considered the approval of the Interim Management Agreements under conclusions and determinations substantially identical to those described below for the New Management Agreements, largely by reference to information presented and discussed at the Board meeting on February 15, 2005 supporting the same conclusions and determinations for the Interim Management Agreements. Representatives of the Investment Manager had confirmed for the Board that there had been no significant changes in referenced information, and the Board confirmed its understanding of the application of this information.

Services Provided

Representatives of the Investment Manager gave a presentation to the Board about the nature, extent and quality of services that the Investment Manager provides the Fund, including a brief discussion of the Investment Manager and its clients (of which the Lazard Funds comprise approximately $4 billion of the approximately $76 billion of total assets then under the management of the Investment Manager and its global affiliates) and outlining the Investment Manager’s global structure, including technology and operational support and expanded marketing and distribution channels, all of which provide realized benefits through investment in the Investment Manager’s investment advisory business. The Directors agreed that the Fund benefits from all of the services of the Investment Manager’s global platforms, and that such services would be different than those provided to a $4 billion fund complex. The representatives of the Investment Manager reviewed the Fund’s distribution channels and the relationships the Investment Manager has with various intermediaries and the different needs of each. The representatives of the Investment Manager reviewed the asset growth or decline in each Portfolio.

The Directors discussed the nature, extent and quality of the services provided by the Investment Manager to each Portfolio. The Directors considered the various services provided by the Investment Manager to each Portfolio and considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund and its Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure.

The Directors assessed the implications of the Restructuring for the Investment Manager and its ability to continue to provide services to the Fund and the Portfolios of the same scope and quality as are currently provided. In particular, the Board inquired as to the impact of the Restructuring on the Investment Manager’s personnel, management, facilities and financial capabilities, and received assurances in this regard from senior management of the Investment Manager that the Restructuring would not adversely affect the Investment Manager’s ability to fulfill its obligations under the New Management Agreements, and to operate its business in a manner consistent with past practices. The Board also considered that the New Management Agreements, and the fees paid thereunder, are substantively identical in all respects to the previ-

The Lazard Funds, Inc.
Other Information (continued)
(unaudited)

ous management agreements between the Fund and the Investment Manager (the “Previous Management Agreements”), except for the time periods covered by the agreements.

Comparative Performance and Fees and Expenses

The Directors reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratios for each Portfolio, including comparative information prepared by Lipper.

Performance. The Directors noted that the equity Portfolios each had achieved competitive long-term performance on a relative basis. It also was noted that each Portfolio, other than as discussed below, is generally within the median ranges of the relevant Lipper comparison group and Lipper category ranking.

It was noted that the performance of Lazard Small Cap Portfolio is generally around the median ranges of the relevant comparison group, but has tended to be below in certain time periods. Representatives of the Investment Manager stated that, in order to address the Portfolio’s performance, the Investment Manager has changed the composition of the portfolio management team, including adding additional personnel. Additionally, it was noted that Lazard Bond Portfolio and Lazard High Yield Portfolio have continued to underperform funds in their respective Lipper comparison groups, although the recent performance of Lazard High Yield Portfolio had improved on a relative basis. It was noted that the portfolio management team for Lazard High Yield Portfolio focuses on the upper tier of the high yield universe, which has been out of favor with investors (compared to the lower quality issues) and that in the past year additional personnel had been added to the portfolio management team of Lazard Bond Portfolio. The Investment Manager’s representatives stated that the Investment Manager believes that each of these Portfolios will provide satisfactory overall performance over longer periods and that these Portfolios’ personnel and performance are, and would continue to be, closely monitored by the Investment Manager.

Advisory Fees and Expenses.The Directors also discussed the advisory fees and current expense ratios for each equity Portfolio, which were proposed to be the same under the New Management Agreements as under the Previous Management Agreements, and it was noted that they are generally within the median ranges of each Portfolio’s comparison group and Lipper category average. The Investment Manager’s representatives noted that the advisory fees for the equity Portfolios are competitive within each Portfolio’s Lipper comparison group and that, in order to maintain such competitiveness, the Investment Manager is continuing to provide fee waivers and expense reimbursements for Lazard Mid Cap Portfolio, Lazard International Equity Select Portfolio and Lazard Emerging Markets Portfolio. It was noted that the advisory fees for the fixed-income Portfolios are competitive within each Portfolio’s Lipper comparison group and that the Investment Manager had recently contractually agreed to waive the advisory fee for the Bond Portfolio down to 0.45% from 0.50% through December 31, 2005 and the Investment Manager also had voluntarily reduced the advisory fee paid by the High Yield Portfolio from 0.75% to 0.55%.

An extended discussion of the fees to be charged and services to be provided under the New Management Agreements ensued. The Directors considered and evaluated the historical performance and expense ratios of the Portfolios. They agreed with the Investment Manager’s characterization of the Portfolios’ performance and expense ratios compared to the Portfolios’ respective comparison groups, and agreed that the fees charged were reasonable in light of the services provided by the Investment Manager and the Portfolios’ overall performance.

The Directors also considered comparison groups composed solely of funds sub-advised by the Investment Manager in the same Lipper category as each Portfolio, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds sub-advised by the Investment Manager, “Similar Accounts”). For each Portfolio, the Directors discussed the fee paid to the Investment Manager compared to the fee paid to the Investment Manager by Similar Accounts. For each Portfolio the Directors reviewed the nature of the Similar Accounts and the differences, from the Investment Manager’s perspective, in management of the different types of Similar Accounts as compared to management of the Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager to evaluate the appropriateness and reasonableness of each Portfolio’s advisory fees. A discussion ensued with respect to each Portfolio, as a consequence of which the Board recognized that any differences in fees paid by Similar Accounts was consistent with the differences in the services provided.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager for each Portfolio concerning the costs to and profits realized by the Investment Manager and its affiliates resulting from the Previous Management Agreements, reviewing the dollar amount of expenses allocated and profit received by the Investment Manager and the method used to determine such expenses and profit. The representatives of the Investment Manager stated that neither the Investment Manager nor its affiliates, including Lazard, receive any significant indirect benefits from managing the Portfolios. The Investment Manager’s representatives stated that Lazard is used for very limited brokerage purposes and that there is no ability for the Investment

The Lazard Funds, Inc.
Other Information (concluded)
(unaudited)

Manager to benefit from any money flow (float) in connection with transactions in the Portfolios’ shares. The Investment Manager’s representatives noted that the Investment Manager does obtain soft dollar research, as reviewed by the Board each quarter. The Directors agreed that the information provided substantiated statements of the Investment Manager’s representatives.

The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services and noted that the Fund does not bear any related costs other than the 0.25% fees pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Open Shares.

It was noted that for each Portfolio the profitability percentages were within ranges determined by appropriate court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered and, given the overall performance and generally superior service levels, were thought not to be excessive, and the Board concurred with this analysis.

The Directors considered the Investment Manager’s profitability with respect to each Portfolio under the Previous Management Agreements as part of their evaluation of whether the Portfolio’s fee under the relevant New Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services. The Directors evaluated the costs of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Fund in light of the relevant circumstances for each Portfolio, including the trend in asset growth or decline, the extent to which economies of scale would be realized as the Portfolio grows and whether economies of scale are shared with the Portfolio. It was noted that a discussion of economies of scale should be predicated on increasing assets and that if a Portfolio’s assets had been decreasing, the extent to which the Investment Manager may have realized any economies of scale would be muted. The Directors also considered potential benefits to the Investment Manager and its affiliates from the Investment Manager acting as investment adviser to the Portfolios.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to the approval of a New Management Agreement with respect to each Portfolio. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•

The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with a $76 billion asset management business.

•

The Board determined that the Restructuring would not be a detriment to the Investment Manager’s ability to continue to provide services to the Fund and the Portfolios of the same scope and quality as provided under the Previous Management Agreements, and that the Restructuring would not adversely affect the Investment Manager’s ability to fulfill its obligations under the New Management Agreements and to operate its business in a manner consistent with past practices.

•

The Board was satisfied with each Portfolio’s overall performance, which, except as discussed, was generally within the median ranges of the relevant comparison group and Lipper category ranking. The Board was satisfied with the Investment Manager’s efforts to improve performance and monitor and resolve short-term issues with respect to Lazard Small Cap Portfolio, Lazard Bond Portfolio and Lazard High Yield Portfolio.

•

The Board concluded that each Portfolio’s fee paid to the Investment Manager, which was proposed to be the same under the New Management Agreements as under the Previous Management Agreements, was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Investment Manager from the relationship with the Fund.

•

The Board recognized that economies of scale may be realized as the assets of the Portfolios increase. The Board believed, based on relatively stable profitability levels and the enhanced services and increased investment in the Fund’s material business, that there was no evidence that economies of scale were not being shared. The Board determined that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of a New Management Agreement with respect to each Portfolio was in the best interests of the Fund and its shareholders.

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The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor
Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Dividend Disbursing Agent
Boston Financial Data Services, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Telephone: 800-986-3455

Independent Registered Public Accounting Firm
Anchin, Block & Anchin LLP
1375 Broadway
New York, New York 10018
http://www.anchin.com

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Performance information as of the most recent month end is available online at www.LazardNet.com.

The Lazard Funds, Inc.	30 Rockefeller Plaza	Tel 800-823-6300
	New York, NY 10112-6300	www.LazardNet.com

M F 03101

ITEM 2. CODE OF ETHICS.

     Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

     Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END
MANAGEMENT INVESTMENTCOMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Registrant has a Nominating Committee (the "Committee") of the Board of Directors (the "Board"), which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Procedures and Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 6, 2005

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 6, 2005